ANNUAL
                                    REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                               DECEMBER 31, 1997

                                   AMERICAN
                                    CENTURY
                                     GROUP

                                 Equity Growth
                                Income & Growth

                               TABLE OF CONTENTS

Report Highlights .........................................................    1
Our Message to You ........................................................    2
Market Perspective ........................................................    3
Equity Growth
           Performance & Portfolio Information ............................    4
           Management Q & A ...............................................    5
           Schedule of Investments ........................................    9
           Financial Highlights ...........................................   29
Income & Growth
           Performance & Portfolio Information ............................   13
           Management Q & A ...............................................   14
           Schedule of Investments ........................................   17
           Financial Highlights ...........................................   30
Statements of Assets and Liabilities ......................................   22
Statements of Operations ..................................................   23
Statements of Changes in Net Assets .......................................   24
Notes to Financial Statements .............................................   25
Report of Independent Accountants .........................................   31
Share Class and Retirement
Account Information .......................................................   32
Background Information
           Investment Philosophy & Policies ...............................   36
           Comparative Indices ............................................   36
           Lipper Rankings ................................................   36
           Investment Team Leaders ........................................   36
Glossary ..................................................................   37

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                  AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                                Equity Growth
                               Income & Growth

We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.

American Century and Benham Group are registered marks of American Century Services Corporation.

                                               AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Reflecting continued strong economic growth, U.S. stocks produced healthy returns for the third straight year.

* The S&P 500 (a large-cap stock index) returned more than 33% in 1997, while the Russell 2000 (a small-cap stock index) returned about 22%.

* Large-cap stocks dominated the market in the first half of the year as investors flocked to a handful of large multinational companies that have traditionally provided predictable earnings.

* The last half of 1997 was characterized by increased market volatility resulting from a financial crisis in Asia and earnings disappointments from large multinationals.

* Financial stocks were the top performers for the year, while precious metals stocks posted the biggest losses.

EQUITY GROWTH

* The fund was among the 10% of all stock funds that outperformed the S&P 500 in 1997. It also beat the average growth fund (according to Lipper Analytical Services).

* Remaining fully invested in stocks and diversifying across a variety of industries contributed to the fund's strong performance.

* Our stock-ranking model emphasized financial and energy stocks, which performed well throughout the year.

* The model steered us away from the large multinationals that drove the market early in the year, a strategy that paid off when these stocks later declined.

* Looking ahead, the Southeast Asian crisis will probably slow U.S. corporate earnings growth modestly, but economic conditions remain favorable for U.S. stocks.

* We plan to focus on financial and manufacturing stocks while avoiding healthcare and consumer services.

INCOME & GROWTH

* The fund was among the 10% of all stock funds that outperformed the S&P 500 in 1997. It also beat the average growth and income fund (according to Lipper Analytical Services).

* Remaining fully invested in stocks and diversifying across a variety of industries contributed to the fund's strong performance.

* Our stock-ranking model emphasized financial and telecommunications stocks, which performed well throughout the year and provided attractive yields.

* The model steered us away from the large multinationals that drove the market early in the year, a strategy that paid off when these stocks later declined.

* Looking ahead, the Southeast Asian crisis will probably slow U.S. corporate earnings growth modestly, but economic conditions remain favorable for U.S. stocks.

* We plan to maintain our focus on financial and telecommunications stocks while avoiding pharmaceuticals and consumer services.

                EQUITY GROWTH
               INVESTOR CLASS(1)

TOTAL RETURNS:               AS OF 12/31/97
     6 Months                     16.40%(2)
     1 Year                          36.06%

NET ASSETS:                  $773.4 million
     (AS OF 12/31/97)

INCEPTION DATE:                      5/9/91

TICKER SYMBOL:                        BEQGX


                INCOME & GROWTH
                INVESTOR CLASS(1)

TOTAL RETURNS:               AS OF 12/31/97
     6 Months                     14.15%(2)
     1 Year                          34.52%

NET ASSETS:                    $1.8 billion
     (AS OF 12/31/97)

INCEPTION DATE:                    12/17/90

TICKER SYMBOL:                        BIGRX

(1) See Share Classes, page 32.

(2) Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 37.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    In 1997, American Century Equity Growth and Income & Growth funds provided high returns for their investors. Both funds outperformed the S&P 500 and the majority of their mutual fund peers for the year. The funds' strong performance earned them high marks in U.S. News & World Report's 1998 Mutual Funds
Guide--Income & Growth made the guide's "honor roll of equity funds" in the equity income category, and both Equity Growth and Income & Growth were listed among the guide's "Best Mutual Funds."

    The funds, and the stock market as a whole, performed well despite an unusually volatile year. A strong economy, low interest rates, benign inflation and a continuing stream of assets flowing into stocks helped produce the U.S. stock market's third year of exceptional returns. In fact, 1995-1997 marked one of the best three-year performance records in the history of the S&P 500.

    Although we believe a fourth year of similar returns is unlikely, the U.S. economy is very healthy, and that should continue to benefit stocks.

    On the corporate front, the past year was an eventful one for American Century. A major focus during the latter half of the year was the negotiation of a business partnership with J.P. Morgan & Co., which became a significant minority shareholder in American Century on January 15, 1998.

    On a more personal note, 1997 was the year we said farewell to James M. Benham, founder of the Benham Group of mutual funds. Mr. Benham, who announced his retirement in December, was a pioneer in the no-load mutual fund industry and the father of Capital Preservation Fund, the first money market fund for individual investors. With the integration of Benham and Twentieth Century successfully completed, Mr. Benham felt it was time to step back from the business and enjoy a well-earned retirement, confident that he leaves the funds he founded in very capable hands. Much of the Benham culture has become a part of American Century, including the educational investor seminar program Mr. Benham created. Two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

    Looking forward, 1998 marks the 40th year since American Century launched its first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market and combination funds that provide investors with such a wide range of choice and flexibility.

    Whatever  your  financial   goals,  we  believe   American  Century  has  an
outstanding lineup of funds to help you reach them.

    Sincerely,

/s/James E. Stowers III                    /s/James M. Benham
James E. Stowers III                       James M. Benham
Chief Executive Officer                    Vice Chairman
American Century Investment                American Century Investment
   Management, Inc.                           Management, Inc.


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

U.S. STOCKS POST STRONG RETURNS

    U.S. stocks produced healthy returns in 1997, reflecting continued robust economic growth. The latest U.S. economic expansion reached 82 months at the end of the year, making it the third longest since World War II. The combination of a healthy economy and low inflation helped the S&P 500, a broad index of large-company stocks, post a return of more than 20% for the third straight year. Though it trailed the S&P 500, the Russell 2000 Index, which is dominated by small-company stocks, also returned more than 20% for the year (see the accompanying chart).

A TALE OF TWO MARKETS

    In the first seven months of the year, the major U.S. stock indexes surged ahead thanks to a select group of large-company stocks that dominated the market in 1996. Investors flocked to a handful of large multinational companies with traditionally predictable earnings and a high degree of liquidity (meaning they're easy to buy and sell), such as Coca-Cola, Microsoft, Procter & Gamble, and IBM.

    The strong performance of these stocks propelled the S&P 500 to a 30% gain in the first seven months of 1997. With all the attention on the large-cap sector of the market, small-cap stocks didn't fare as well. Despite favorable earnings growth, small-company stocks--represented by the Russell 2000--returned only half as much as the S&P 500.

GREATER VOLATILITY

    The last five months of 1997 saw a completely different market from the first half of the year. In August, earnings disappointments from Coca-Cola and Gillette caused investors to begin questioning the high valuations of the large multinational stocks that had been so popular. As other large companies followed with similar announcements, investor confidence waned, sending the S&P 500 down nearly 6% in August.

    Stock prices resumed their upward move in September, but the gains of small-cap stocks exceeded those of large-company stocks as investors found more value in smaller companies.

    October saw yet another reversal as the market reacted to news of currency devaluations across Southeast Asia. Stock markets plummeted throughout the region, and investor concerns in the U.S. grew when panic selling spread to Hong Kong and affected European markets. The S&P 500 dropped 3.5% in October, and the Russell 2000 fell 4.4%. The decline was driven by fears that the sell-off overseas would translate into reduced corporate profits in 1998 for U.S. multinational companies and for technology companies dependent upon economic expansion in Asia.

    By the end of 1997, day-to-day market volatility had increased dramatically compared with the beginning of the year. As a result, investors began to revisit large-company stocks as a potential "safe haven" from wide market fluctuations.

INDUSTRY PERFORMANCE

    Financial stocks, including insurance, banking and financial services companies, were the top performers in 1997. Heavy merger-and-acquisition activity and strong bond market performance in the latter half of the year boosted these stocks. Precious metals stocks were the biggest losers as the price of gold fell to an 18-year low.

[line graph - data below]

S&P 500 vs RUSSELL 2000 (Growth of $1.00)
Value on 12/31/97

                    S&P 500           Russell 2000
12/31/96             $1.00               $1.00
1/31/97              $1.06               $1.02
2/28/97              $1.07               $1.00
3/31/97              $1.03               $0.95
4/30/97              $1.09               $0.95
5/31/97              $1.15               $1.06
6/30/97              $1.21               $1.10
7/31/97              $1.30               $1.15
8/31/97              $1.23               $1.18
9/30/97              $1.30               $1.27
10/31/97             $1.25               $1.21
11/30/97             $1.31               $1.20
12/31/97             $1.33               $1.22

S&P 500         33.36%
Russell 2000    22.24%

Source: Bloomberg Financial Markets


ANNUAL REPORT                                    MARKET PERSPECTIVE       3

                                 EQUITY GROWTH

TOTAL RETURNS AS OF DECEMBER 31, 1997(1)
                                                                                 AVERAGE ANNUAL RETURNS
                                      6 MONTHS         1 YEAR           3 YEARS         5 YEARS        LIFE OF
FUND
------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS (inception 5/9/91)
  Equity Growth .....................  16.40%           36.06%          32.57%          20.98%            18.96%
  S&P 500 ...........................  10.51%           33.36%          31.04%          20.22%            18.05%
  Average Growth Fund(2) ............   9.14%           25.17%          24.95%          16.41%            15.60%
  Fund's Ranking Among
     Growth Funds(2) ................    --        49 out of 834   24 out of 516   30 out of 314     33 out of 232

------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (inception 10/9/97)
  Equity Growth .......................................................................................   -0.50%
  S&P 500 .............................................................................................    0.39%

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services.

See pages 32, 36 and 37 for more information about returns, share classes, the comparative index and Lipper fund rankings.

[mountain grpah - data below]

GROWTH OF $10,000 OVER LIFE OF FUND  (Investor  Class)
$10,000 investment made 5/9/91

                           Value on 12/31/97
                   Equity Growth          S & P 500
5/9/91 (INCEP)        $10,000              $10,000
06/30/91              $9,640               $9,769
09/30/91              $10,379              $10,291
12/31/91              $11,748              $11,147
03/31/92              $11,129              $10,867
06/30/92              $10,923              $11,074
09/30/92              $11,291              $11,423
12/31/92              $12,233              $11,995
03/31/93              $12,774              $12,518
06/30/93              $12,999              $12,577
09/30/93              $13,698              $12,901
12/31/93              $13,630              $13,199
03/31/94              $12,997              $12,703
06/30/94              $13,178              $12,757
09/30/94              $13,680              $13,380
12/31/94              $13,599              $13,378
03/31/95              $14,866              $14,677
06/30/95              $16,299              $16,073
09/30/95              $17,322              $17,347
12/31/95              $18,299              $18,388
03/31/96              $19,448              $19,374
06/30/96              $20,248              $20,239
09/30/96              $21,170              $20,861
12/31/96              $23,302              $22,603
03/31/97              $23,618              $23,213
06/30/97              $27,239              $27,261
09/30/97              $30,938              $29,289
12/31/97              $31,705              $30,127

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

Data quoted is for Investor Class only; performance for the other class will vary due to differences in fee structures (see the Total Returns table above).

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

PORTFOLIO AT A GLANCE
                                12/31/97    12/31/96
Number of Companies                165         151
Dividend Yield                    1.87%       1.92%
Price/Earnings Ratio              16.8        16.1
Portfolio Turnover                161%        131%
Expense Ratio (Investor Class)    0.67%       0.63%


4      EQUITY GROWTH                          AMERICAN CENTURY INVESTMENTS


                                 EQUITY GROWTH

MANAGEMENT Q & A

    An interview with Jeff Tyler and Bill Martin, portfolio managers on the Equity Growth fund investment team.

    NOTE: All fund performance figures referenced in this interview are for Investor Class shares.

HOW DID THE FUND PERFORM IN 1997?

    The fund posted a total return of 36.06%, outperforming the 33.36% return of the S&P 500 and the 25.17% average return of the 834 "Growth Funds" tracked by Lipper Analytical Services. The fund's 1997 return ranked it in the top 6% of Lipper's growth funds category, and it was among the 10% of all domestic stock funds that beat the S&P 500 for the year, according to Lipper. (See the Total Returns table on the previous page for other performance comparisons.)

WHY WAS THE FUND'S PERFORMANCE SO STRONG COMPARED WITH THE S&P 500 AND THE AVERAGE GROWTH FUND?

    We adhere to a couple of basic principles that were especially beneficial in 1997. First, we keep the fund fully invested in U.S. stocks--always a good policy when the overall market rises. Second, we diversify the portfolio across a variety of industries. This gives the fund balance and stability, which are favorable characteristics during periods of increased market volatility.

    But the main reason was our stock-ranking model, which put us in the right places at the right times. It also helped us avoid sectors of the market that struggled in the last half of the year.

[bar graph - data below]

EQUITY GROWTH'S ONE-YEAR RETURNS SINCE INCEPTION(1)
(Periods ended December 31)

              Equity Growth           S&P 500
12/91(2)           17.48%              11.47%
12/92              4.13%               7.61%
12/93              11.42%              10.03%
12/94              -0.23%              1.36%
12/95              34.56%              37.44%
12/96              27.34%              22.93%
12/97              36.06%              33.36%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 36 for a description of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

(1) Investor Class.

(2) Return from the fund's 5/9/91 inception date to 12/31/91.


ANNUAL REPORT                                         EQUITY GROWTH       5


                                 EQUITY GROWTH

CAN YOU GIVE SOME EXAMPLES OF AREAS YOU AVOIDED?

    One of the many factors our stock-ranking model takes into consideration is a stock's value--whether it appears underpriced based on the company's earnings growth, business fundamentals or intrinsic value. It was this component of the model that led us to avoid most of the large multinational stocks that drove the market in 1996 and early 1997. Although these stocks had attractive earnings growth, their prices were far from reasonable--some were trading at more than 40 times their earnings, compared to a market average of around 20.

    This strategy was a drag on performance in the first half of 1997 because these stocks remained popular with investors. But we stuck with our discipline and were rewarded when large multinationals slid during the last six months of the year.

    We also moved away from the technology sector. Many technology stocks had risen to the point where we felt they were overvalued and vulnerable to a decline if their earnings growth slowed. Sure enough, the Southeast Asian crisis hurt earnings in this sector, and many tech stocks suffered steep declines.

    We sold many of our technology stocks at mid-year. For example, Intel, a semiconductor manufacturer, was listed as our biggest holding in the fund's semiannual report in June. By the end of 1997, we no longer held any Intel stock.

WHERE DID YOU INVEST THESE ASSETS INSTEAD?

    We shifted into telecommunications stocks, which were trading at undervalued prices. At mid-year, the market had yet to recognize the substantial growth potential of these companies. In addition, mergers and acquisitions helped put many telecommunications companies in a better competitive position.

    In the last half of the year, telephone stocks like Ameritech, Bell Atlantic and BellSouth (a top ten holding) returned more than 20%.

WHAT OTHER "RIGHT PLACES" DID YOUR STOCK-PICKING MODEL IDENTIFY?

    We emphasized financial stocks, which had the best returns of any sector of the market in 1997. Banking, insurance and financial services were among the fund's largest industry holdings all year. Economic conditions--solid growth and low inflation--were ideal for financial companies, and lower interest rates boosted their earnings. The financial sector finished the year with a 44% return despite fading at year-end because of concerns about its exposure to Southeast Asia.

    We also held energy stocks, including both large oil producers and smaller service companies that provide equipment and supplies for oil drilling rigs. The strong expansion of the global economy during much of 1997 led to increased demand for oil and gasoline. We've cut back on our holdings since the end of the year because the Asian crisis has weakened global demand and hurt oil prices.

TOP TEN HOLDINGS                       % of fund investments

                                      As of             As of
                                     12/31/97          6/30/97

Ford Motor Co.                         4.2%             2.7%
Morgan Stanley, Dean Witter,
  Discover & Co.                       4.0%             0.7%
Unilever N.V.                          3.8%              --
Chevron Corp.                          3.4%             0.9%
First Union Corp.                      2.7%             1.5%
Microsoft Corp.                        2.7%             0.9%
United Technologies Corp.              2.6%              --
BellSouth Corp.                        2.5%             0.4%
Lucent Technologies Inc.               2.3%              --
Schlumberger Ltd.                      2.1%             2.0%


6      EQUITY GROWTH                          AMERICAN CENTURY INVESTMENTS


                                 EQUITY GROWTH

WERE THERE ANY INVESTMENT DECISIONS THAT HURT FUND PERFORMANCE DURING THE YEAR?

    In a fairly large, diversified portfolio of stocks, there are going to be winners and losers. A good example of the latter is United Technologies, one of the fund's top ten holdings. This company is a conglomerate that, among other things, manufactures and installs elevators, air-conditioning systems and aircraft engines. We began purchasing shares of United Technologies in July because it had steady and consistent earnings growth, and its shares were trading at an undervalued price--about 15 times their earnings.

    However, the company does a large proportion of its business in Asia, and after that crisis developed, the market punished stocks that rely on Asia for a significant portion of their revenues. Our model still likes the company's prospects, but we have reduced our holdings.

    We also stayed away from some industries that ended up producing strong returns. Our model's value component kept us out of beverage and media stocks, which we felt were too expensive. Both of these industries performed very well in 1997.

THE FUND'S TURNOVER RATE (THE PERCENTAGE OF THE FUND'S PORTFOLIO THAT CHANGES DURING THE YEAR) WAS UNUSUALLY HIGH IN 1997--ABOUT 160%, COMPARED TO AN AVERAGE OF AROUND 125% IN THE PAST FEW YEARS. WHY?

    The high turnover rate was an unfortunate byproduct of the tremendous asset growth the fund experienced in 1997. The fund tripled its size, adding $500 million in assets. As money came in, we rebalanced the portfolio to retain its diversification, and that led to the higher turnover rate.

    We're sensitive to high turnover because we prefer to limit transaction costs and taxable distributions for our shareholders. As a result, we plan to focus on lowering fund turnover in 1998. However, continued asset growth would make that goal more challenging.

LOOKING AHEAD, WHAT EFFECTS DO YOU THINK THE SOUTHEAST ASIAN FINANCIAL MELTDOWN WILL HAVE IN THE U.S.?

    The situation is pretty uncertain. I don't mean to be evasive; it's just a reflection of the complicated web of global business.

    The problems in Asia will probably have a slight negative effect on the U.S. economy. Our trade deficit with Asia is likely to widen--exports to the region will diminish or be postponed, while imports from Southeast Asia will increase. These imports will also be cheaper, partly because of weak Asian currencies and partly because of heavy volume from Asia's overbuilt manufacturing facilities. On the plus side, cheaper imports should help keep U.S. inflation low in 1998.

    But it's important not to overstate the economic impact. If you exclude China and Japan, Asia accounts for a small part of the global economy, so we think the effects of no growth in this region will not be huge. In addition, if Japan is successful in reviving its economy, it could balance out the lack of growth in the rest of Asia.

    For U.S. businesses, the Asian crisis will likely depress earnings modestly, though some companies will be hurt more than others. Companies that depend on Asia for sales growth will get the worst of it, while those that get their raw materials or source products from the region will actually benefit from lower prices. But it will probably take the first half of


TOP FIVE INDUSTRIES                    % of fund investments

                                      As of             As of
                                     12/31/97          6/30/97

Financial Services                     9.6%             4.4%
Energy (Production & Marketing)        7.9%             5.3%
Banking                                7.8%             8.9%
Automobiles & Auto Parts               6.2%             5.6%
Communications Services                5.7%             5.1%


ANNUAL REPORT                                         EQUITY GROWTH       7


                                 EQUITY GROWTH

1998 to sort out the full impact of the Asian crisis, so we're likely to see continued volatility in the U.S. stock market.

DOES THIS MEAN A TOUGH YEAR AHEAD FOR U.S. STOCKS?

    Not necessarily. While we certainly can't count on the 20-plus% returns we've seen the last three years, the outlook for stocks is still fairly good. We expect U.S. corporate earnings to continue to grow, though at a slower pace than in 1997.

    In addition, economic conditions should remain favorable for stocks. The U.S. economy is likely to slow slightly in 1998, but it should continue to grow at a moderate level that will be positive for U.S. businesses. Slowing economic growth will also help keep a lid on inflation, which rose at its slowest pace in a dozen years in 1997.

WITH THIS IN MIND, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

    In general, we plan to continue following our basic principles--remaining fully invested in a diversified portfolio of U.S. stocks, and using our stock-ranking model to find what we believe to be the most attractive companies.

    The fund is currently positioned to take advantage of favorable U.S. economic conditions. We still like financial services, as well as automobile manufacturers and other industrial companies that benefit from economic upswings.

    We're underweighted in healthcare, which is seeing weaker earnings because of fraud allegations and costly acquisitions. We're also staying away from consumer services--such as restaurants, hotels and media companies--because we feel they are overvalued.

HAVE YOU MADE ANY ENHANCEMENTS TO THE FUND'S STOCK-RANKING MODEL FOR 1998?

    We've expanded the model's universe of U.S. stocks from 1,500 to more than 2,500. The new additions are mostly small- and mid-cap stocks.

    Although the fund's portfolio will still focus on large-cap stocks, we think that selective investments in the small-cap area of the market can enhance returns. In fact, our stock selection among small-cap issues contributed positively to performance in 1997, even though small-cap stocks lagged large-caps in general.


8      EQUITY GROWTH                          AMERICAN CENTURY INVESTMENTS

                            SCHEDULE OF INVESTMENTS
                                 EQUITY GROWTH

DECEMBER 31, 1997


Shares                                                                   Value
-------------------------------------------------------------------------------------
COMMON STOCKS

AEROSPACE & DEFENSE--3.4%

                    78,200  General Dynamics Corp.                $     6,759,412

                   278,000  United Technologies Corp.                  20,241,875
                                                                 ---------------------

                                                                       27,001,287
                                                                 ---------------------

AIRLINES--0.4%

                    12,900  AMR Corp.(1)                                1,657,650

                     9,100  Continental Airlines, Inc. Cl B(1)            437,937

                    17,100  US Airways Group Inc.(1)                    1,068,750
                                                                 ---------------------

                                                                        3,164,337
                                                                 ---------------------

AUTOMOBILES & AUTO PARTS--6.2%

                   675,200  Ford Motor Co.                             32,873,800

                   255,800  General Motors Corp.                       15,507,875
                                                                 ---------------------

                                                                       48,381,675
                                                                 ---------------------

BANKING--7.8%

                    42,800  BankAmerica Corp.                           3,124,400

                    58,900  Bankers Trust New York Corp.                6,622,569

                   117,000  Chase Manhattan Corp.(2)                   12,811,500

                    80,200  Citicorp                                   10,140,288

                   415,400  First Union Corp.(2)                       21,289,250

                    34,500  GreenPoint Financial Corp.                  2,503,406

                    84,900  NationsBank Corp.                           5,162,981
                                                                 ---------------------

                                                                       61,654,394
                                                                 ---------------------

BASIC MATERIALS--0.1%

                    16,000  Aluminum Co. of America                     1,126,000
                                                                 ---------------------

BROADCASTING & MEDIA--0.1%

                    19,600  United Video Satellite
                                Group Inc. Cl A(1)                        565,950
                                                                 ---------------------

BUILDING & HOME IMPROVEMENTS--1.1%

                    22,500  Jacobs Engineering Group Inc.(1)              570,937

                   270,600  Premark International, Inc.                 7,847,400
                                                                 ---------------------

                                                                        8,418,337
                                                                 ---------------------

BUSINESS SERVICES & SUPPLIES--0.7%

                    33,600  Kelly Services, Inc. Cl A                   1,010,100

                   124,000  Valassis Communications, Inc.(1)            4,588,000
                                                                 ---------------------

                                                                        5,598,100
                                                                 ---------------------

CHEMICALS & RESINS--2.6%

                   139,500  Dow Chemical Co.                           14,159,250

                   110,700  du Pont (E.I.) de Nemours & Co.             6,648,919
                                                                 ---------------------

                                                                       20,808,169
                                                                 ---------------------


Shares                                                                   Value
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT--2.3%

                   227,100  Lucent Technologies Inc.                $  18,139,612
                                                                 ---------------------

COMMUNICATIONS SERVICES--5.7%

                   189,500  Ameritech Corp.                            15,254,750

                   347,200  BellSouth Corp.(2)                         19,551,700

                   191,600  GTE Corp.                                  10,011,100
                                                                 ---------------------

                                                                       44,817,550
                                                                 ---------------------

COMPUTER PERIPHERALS--0.7%

                    21,600  Adaptec, Inc.(1)                              803,250

                    89,500  Lexmark International
                                Group, Inc. Cl A(1)                     3,401,000

                    54,100  Quantum Corp.(1)                            1,087,072
                                                                 ---------------------

                                                                        5,291,322
                                                                 ---------------------

COMPUTER SOFTWARE & SERVICES--4.7%

                    60,400  Adobe Systems Inc.                          2,487,725

                    47,300  Autodesk, Inc.                              1,744,187

                    26,300  CDW Computer Centers, Inc.(1)               1,370,887

                   163,200  Microsoft Corp.(1)                         21,088,500

                   118,400  Network Associates Inc.(1)                  6,249,300

                    50,100  Sterling Software, Inc.(1)                  2,054,100

                   106,400  Symantec Corp.(1)                           2,350,775
                                                                 ---------------------

                                                                       37,345,474
                                                                 ---------------------

COMPUTER SYSTEMS--2.1%

                   146,100  Compaq Computer Corp.                       8,245,519

                    15,400  Dell Computer Corp.(1)                      1,294,081

                    56,700  Digital Equipment Corp.(1)                  2,097,900

                    39,400  Stratus Computer, Inc.(1)                   1,489,813

                    89,100  Sun Microsystems, Inc.(1)                   3,558,431
                                                                 ---------------------

                                                                       16,685,744
                                                                 ---------------------

CONSTRUCTION & PROPERTY
DEVELOPMENT--0.4%

                    17,800  Centex Corp.                                1,120,288

                    27,700  Clayton Homes, Inc.                           498,600

                    34,100  Fluor Corp.                                 1,274,487
                                                                 ---------------------

                                                                        2,893,375
                                                                 ---------------------

CONSUMER PRODUCTS--2.0%

                   102,200  Helen of Troy Ltd.(1)                       1,647,975

                   253,400  National Service Industries                12,559,137

                    21,600  Russ Berrie and Co., Inc.                     567,000

                    82,500  Stride Rite Corp. (The)                       990,000
                                                                 ---------------------

                                                                       15,764,112
                                                                 ---------------------

See Notes to Financial Statements


ANNUAL REPORT                                         EQUITY GROWTH       9


                            SCHEDULE OF INVESTMENTS
                                 EQUITY GROWTH

DECEMBER 31, 1997


Shares                                                                   Value
-------------------------------------------------------------------------------------

CONTROL & MEASUREMENT--0.2%

                    14,900  Beckman Instruments, Inc.             $       596,000

                    25,000  Cognex Corp.(1)                               682,813
                                                                 ---------------------

                                                                        1,278,813
                                                                 ---------------------

DIVERSIFIED COMPANIES--4.0%

                    28,800  Tyco International Ltd.                     1,297,800

                   479,000  Unilever N.V.                              29,907,563
                                                                 ---------------------

                                                                       31,205,363
                                                                 ---------------------

ELECTRICAL & ELECTRONIC
COMPONENTS--2.2%

                    50,900  KLA-Tencor Corporation(1)                   1,964,422

                   169,200  Raychem Corp.                               7,286,175

                    23,000  Solectron Corp.(1)                            955,937

                   110,600  Texas Instruments Inc.                      4,977,000

                    14,300  Unitrode Corp.(1)                             307,450

                    46,400  Vitesse Semiconductor Corp.(1)              1,766,100
                                                                 ---------------------

                                                                       17,257,084
                                                                 ---------------------

ENERGY (PRODUCTION & MARKETING)--7.9%

                   174,400  Atlantic Richfield Co.                     13,973,800

                    24,700  Burlington Resources Inc.                   1,106,869

                   345,600  Chevron Corp.                              26,611,200

                   116,800  Exxon Corp.                                 7,146,700

                     6,800  NICOR Inc.                                    286,875

                    28,000  Occidental Petroleum Corp.                    820,750

                    97,700  Phillips Petroleum Co.                      4,750,662

                    69,200  Sun Company, Inc.                           2,910,725

                   134,800  USX-Marathon Group                          4,549,500
                                                                 ---------------------

                                                                       62,157,081
                                                                 ---------------------

ENERGY (SERVICES)--3.2%

                   202,000  Schlumberger Ltd.                          16,261,000

                   160,000  Tidewater Inc.                              8,820,000
                                                                 ---------------------

                                                                       25,081,000
                                                                 ---------------------

FINANCIAL SERVICES--9.6%

                    36,000  Bear Stearns Companies Inc.                 1,710,000

                   118,000  Equitable Companies Inc.                    5,870,500

                    10,000  Green Tree Financial Corp.                    261,875

                    56,400  Lehman Brothers Holdings, Inc.              2,876,400

                   181,500  Merrill Lynch & Co., Inc.                  13,238,156

                   144,300  Money Store Inc. (The)                      3,030,300

                   531,100  Morgan Stanley, Dean Witter,
                                Discover & Co.                         31,401,287


Shares                                                                   Value
-------------------------------------------------------------------------------------

                    10,800  Paine Webber Group, Inc.              $       373,275

                    63,800  SLM Holding Corp.                           8,876,175

                    64,600  State Street Corp.                          3,758,913

                    74,500  Travelers Group, Inc.                       4,013,688
                                                                 ---------------------

                                                                       75,410,569
                                                                 ---------------------

FOOD & BEVERAGE--0.6%

                    24,200  Ben & Jerry's Homemade, Inc. Cl A(1)          376,613

                    54,100  Lance, Inc.                                 1,433,650

                    93,200  Smithfield Foods, Inc.(1)                   3,055,212
                                                                 ---------------------

                                                                        4,865,475
                                                                 ---------------------

HEALTHCARE--1.8%

                    20,200  Curative Health Services, Inc.(1)             614,838

                    33,300  FPA Medical Management, Inc.(1)               624,375

                    14,515  Integrated Health Services, Inc.              452,687

                    55,300  NovaCare, Inc.(1)                             722,356

                    38,200  RehabCare Group, Inc.(1)                    1,021,850

                    30,700  United HealthCare Corp.                     1,525,406

                   221,100  Wellpoint Health
                                Networks Inc. Cl A(1)                   9,341,475
                                                                 ---------------------

                                                                       14,302,987
                                                                 ---------------------

INDUSTRIAL EQUIPMENT & MACHINERY--4.0%

                   321,100  Caterpillar Inc.(2)                        15,593,419

                    68,600  Dover Corp.                                 2,478,175

                   126,300  Dresser Industries, Inc.                    5,296,706

                   182,500  Ingersoll-Rand Co.                          7,391,250

                    32,300  Watts Industries, Inc. Cl A                   914,494
                                                                 ---------------------

                                                                       31,674,044
                                                                 ---------------------

INSURANCE--5.0%

                    16,500  AEGON N.V.                                  1,478,813

                    65,600  Aetna Inc.                                  4,628,900

                    27,700  CIGNA Corp.                                 4,793,831

                    48,900  Conseco Inc.                                2,221,894

                    84,000  Everest Reinsurance Holdings, Inc.          3,465,000

                    20,300  Gallagher (Arthur J.) & Co.                   699,081

                    47,500  General Re Corp.(2)                        10,070,000

                    19,700  Horace Mann Educators Corp.                   560,219

                    67,500  Hartford Financial Services                 6,315,469

                    12,100  John Alden Financial Corp.                    290,400

                    97,000  Orion Capital Corp.                         4,504,437
                                                                 ---------------------

                                                                       39,028,044
                                                                 ---------------------

See Notes to Financial Statements


10      EQUITY GROWTH                          AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                                 EQUITY GROWTH

DECEMBER 31, 1997


Shares                                                                   Value
-------------------------------------------------------------------------------------

LEISURE--0.2%

                    10,600  Anchor Gaming(1)                      $       590,950

                    84,400  Jackpot Enterprises, Inc.(1)                  954,775
                                                                 ---------------------

                                                                        1,545,725
                                                                 ---------------------

MACHINERY & EQUIPMENT--1.4%

                    29,200  Applied Materials, Inc.(1)                    878,738

                    40,100  Cincinnati Milacron Inc.                    1,040,094

                   142,300  Sundstrand Corp.                            7,168,362

                    55,000  Timken Co.                                  1,890,625
                                                                 ---------------------

                                                                       10,977,819
                                                                 ---------------------

MEDICAL EQUIPMENT & SUPPLIES--1.6%

                   205,200  Hillenbrand Industries, Inc.               10,503,675

                     9,500  Maxxim Medical Inc.(1)                        206,625

                    35,000  Patterson Dental Co.(1)                     1,592,500
                                                                 ---------------------

                                                                       12,302,800
                                                                 ---------------------

METALS & MINING--0.7%

                    27,200  Aeroquip-Vickers, Inc.                      1,334,500

                    80,750  Parker-Hannifin Corp.                       3,704,406

                     5,000  Phelps Dodge Corp.                            311,250
                                                                 ---------------------

                                                                        5,350,156
                                                                 ---------------------

OFFICE EQUIPMENT & SUPPLIES--1.0%

                   103,400  Xerox Corp.                                 7,632,212
                                                                 ---------------------

PAPER & FOREST PRODUCTS--0.2%

                     7,200  Fort James Corporation                        275,400

                    60,700  Pope & Talbot, Inc.                           914,294

                    15,900  TJ International, Inc.                        390,544
                                                                 ---------------------

                                                                        1,580,238
                                                                 ---------------------

PHARMACEUTICALS--2.7%

                    41,500  Bristol-Myers Squibb Co.                    3,926,938

                    64,900  Johnson & Johnson                           4,275,287

                    34,600  Merck & Co., Inc.                           3,676,250

                   237,300  Mylan Laboratories Inc.                     4,968,469

                    26,000  Nature's Sunshine Products, Inc.              682,500

                    55,900  Schering-Plough Corp.                       3,472,787
                                                                 ---------------------

                                                                       21,002,231
                                                                 ---------------------

PRINTING & PUBLISHING--0.7%

                     5,000  Central Newspapers, Inc. Cl A                 369,688

                   152,300  Deluxe Corp.                                5,254,350
                                                                 ---------------------

                                                                        5,624,038
                                                                 ---------------------


Shares                                                                   Value
-------------------------------------------------------------------------------------

REAL ESTATE--0.3%

                    97,200  Lennar Corp.                           $    2,095,875
                                                                 ---------------------

RETAIL (APPAREL)--1.0%

                    22,900  Burlington Coat Factory
                                Warehouse Corp.                           376,419

                    27,000  Cato Corp. Cl A                               241,313

                   178,600  Liz Claiborne, Inc.                         7,467,712
                                                                 ---------------------

                                                                        8,085,444
                                                                 ---------------------

RETAIL (FOOD & DRUG)--0.8%

                   148,400  Universal Corp.                             6,102,950
                                                                 ---------------------

RETAIL (GENERAL MERCHANDISE)--0.5%

                     6,400  Bon-Ton Stores, Inc.(1)                        93,200

                    86,600  Federated Department
                                Stores, Inc.(1)                         3,729,213
                                                                 ---------------------

                                                                        3,822,413
                                                                 ---------------------

RETAIL (SPECIALTY)--0.3%

                    50,000  CompUSA Inc.(1)                             1,550,000

                    20,000  Micro Warehouse, Inc.(1)                      279,375

                    35,900  U.S. Office Products Co.(1)                   700,050
                                                                 ---------------------

                                                                        2,529,425
                                                                 ---------------------

RUBBER & PLASTICS(3)

                     2,500  Tredegar Industries, Inc.                     164,687
                                                                 ---------------------

STEEL--0.2%

                    10,500  Bethlehem Steel Corporation(1)                 90,563

                    39,600  USX-U.S. Steel Group                        1,237,500
                                                                 ---------------------

                                                                        1,328,063
                                                                 ---------------------

TEXTILES & APPAREL--1.1%

                    98,200  Dexter Corp. (The)                          4,241,013

                    13,900  Kellwood Co.                                  417,000

                    40,000  Nautica Enterprises, Inc.(1)                  940,000

                    10,600  Tommy Hilfiger Corp.(1)                       372,325

                    52,000  VF Corp.                                    2,388,750
                                                                 ---------------------

                                                                        8,359,088
                                                                 ---------------------

TOBACCO--0.8%

                   133,200  Philip Morris Companies Inc.                6,035,625
                                                                 ---------------------

TRANSPORTATION--0.4%

                     7,000  CNF Transportation Inc.                       268,625

                    94,800  Laidlaw Inc.                                1,291,650

                    50,000  Laidlaw Inc. ORD                              682,176

                    41,700  Polaris Industries Inc.                     1,274,456
                                                                 ---------------------

                                                                        3,516,907
                                                                 ---------------------

See Notes to Financial Statements


ANNUAL REPORT                                         EQUITY GROWTH       11


                            SCHEDULE OF INVESTMENTS
                                 EQUITY GROWTH

DECEMBER 31, 1997


Shares                                                                   Value
-------------------------------------------------------------------------------------

UTILITIES--3.4%

                    21,300  CalEnergy Co. Inc.(1)                 $       612,375

                    17,300  Central Hudson Gas & Electric
                                Corp.                                     759,038

                    19,500  CTG Resources, Inc.                           508,219

                    22,100  Dominion Resources, Inc. (Va.)                940,631

                    39,800  Enova Corp.                                 1,077,088

                   187,700  FPL Group, Inc.                            11,109,494

                    13,800  Indiana Energy Inc.                           454,538

                    79,000  Minnesota Power & Light Co.                 3,441,437

                    83,900  NUI Corp.                                   2,406,881

                    58,900  Rochester Gas & Electric Corp.              2,002,600

                    70,000  UGI Corp.                                   2,051,875

                    36,200  Utilicorp United Inc.                       1,405,012

                     8,300  Washington Gas Light Co.                      256,781
                                                                 ---------------------

                                                                       27,025,969
                                                                 ---------------------

TOTAL COMMON STOCKS--96.1%                                            754,997,563
                                                                 ---------------------
   (Cost $676,760,567)

TEMPORARY CASH INVESTMENTS--3.9%

       Repurchase Agreement, BA Security Services,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 6.50%, dated 12/31/97,
              due 1/2/98 (Delivery value $30,711,086)                  30,700,000
                                                                 ---------------------
   (Cost $30,700,000)

TOTAL INVESTMENT SECURITIES--100.0%                                  $785,697,563
                                                                 =====================
   (Cost $707,460,567)

FUTURES CONTRACTS
                            Expiration         Underlying Face         Unrealized
           Purchased           Date            Amount at Value            Gain
------------------------------------------------------------------------------------

          51 S&P 500           March
           Futures             1998             $12,483,525             $75,624
                                            ==================     ===================


NOTES TO SCHEDULE OF INVESTMENTS

ORD = Foreign Ordinary Share

(1)  Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank for futures contracts.

(3)  Investment in industry is less than 0.05% of total investment securities.

See Notes to Financial Statements


12      EQUITY GROWTH                          AMERICAN CENTURY INVESTMENTS

                                INCOME & GROWTH

TOTAL RETURNS AS OF DECEMBER 31, 1997(1)
                                                                                   AVERAGE ANNUAL RETURNS
                                        6 MONTHS         1 YEAR           3 YEARS         5 YEARS        LIFE OF
FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS (inception 12/17/90)
  Income & Growth ....................   14.15%           34.52%          31.67%          20.39%            21.07%
  S&P 500 ............................   10.51%           33.36%          31.04%          20.22%            19.97%
  Average Growth & Income Fund(2) ....    9.87%           26.99%          26.48%          17.53%            17.76%(3)
  Fund's Ranking Among
     Growth & Income Funds(2) ........     --          37 out of 624   15 out of 402   23 out of 241    12 out of 170(3)
-------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (inception 12/15/97)
  Income & Growth ........................................................................................  1.28%
  S&P 500 ................................................................................................  1.14%

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services.

(3) Since 12/20/90, the date nearest the fund's inception for which data are available.

See pages 32, 36 and 37, for more information about returns, share classes, the comparative index and Lipper fund rankings.

[mountain grpah - data below]

GROWTH OF $10,000 OVER LIFE OF FUND  (Investor  Class)
$10,000 investment made 12/17/90

                             Value on 12/31/97
                  Income & Growth           S & P 500
12/17/90 (INCEP)      $10,000               $10,000
03/31/91              $11,820               $11,704
06/30/91              $11,784               $11,679
09/30/91              $12,689               $12,303
12/31/91              $14,084               $13,326
03/31/92              $13,598               $12,991
06/30/92              $13,603               $13,239
09/30/92              $13,999               $13,656
12/31/92              $15,192               $14,340
03/31/93              $15,933               $14,964
06/30/93              $16,298               $15,035
09/30/93              $16,983               $15,422
12/31/93              $16,911               $15,779
03/31/94              $16,150               $15,186
06/30/94              $16,234               $15,251
09/30/94              $16,853               $15,996
12/31/94              $16,817               $15,993
03/31/95              $18,288               $17,564
06/30/95              $20,013               $19,215
09/30/95              $21,676               $20,737
12/31/95              $23,017               $21,982
03/31/96              $24,304               $23,161
06/30/96              $25,287               $24,196
09/30/96              $26,149               $24,939
12/31/96              $28,575               $27,022
03/31/97              $29,083               $27,751
06/30/97              $33,657               $32,590
09/30/97              $37,446               $35,014
12/31/97              $38,419               $36,016

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

Data quoted is for Investor Class only; performance for the other class will vary due to differences in fee structures (see the Total Returns table above).

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

PORTFOLIO AT A GLANCE
                                     12/31/97          12/31/96
Number of Companies                     239               193
Dividend Yield                         2.17%             2.55%
Price/Earnings Ratio                   17.5              15.7
Portfolio Turnover                     102%               92%
Expense Ratio (Investor Class)         0.65%             0.62%


ANNUAL REPORT                                       INCOME & GROWTH     13


                                INCOME & GROWTH

MANAGEMENT Q & A

    An interview with John Schniedwind and Kurt Borgwardt, portfolio managers on the Income & Growth fund investment team.

    NOTE: All fund performance figures referenced in this interview are for Investor Class shares.

HOW DID THE FUND PERFORM IN 1997?

    The fund posted a total return of 34.52%, outperforming the 33.36% return of the S&P 500 and the 26.99% average return of the 624 "Growth & Income Funds" tracked by Lipper Analytical Services. The fund's 1997 return ranked it in the top 6% of Lipper's growth and income funds category, and it was among the 10% of all domestic stock funds that beat the S&P 500 for the year, according to Lipper. (See the Total Returns table on the previous page for other performance comparisons.)

WHY WAS THE FUND'S PERFORMANCE SO STRONG COMPARED WITH THE S&P 500 AND THE AVERAGE GROWTH & INCOME FUND?

    As always, the fund was fully invested in U.S. stocks, which helped it take full advantage of the rising market. In addition, the fund's broad diversification across a variety of industries gave its portfolio balance and stability despite increased market volatility.

    But the main reason was our stock-ranking model, which put us in the right places at the right times. It also helped us avoid sectors of the market that struggled in the last half of the year.

[bar graph - data below]

INCOME & GROWTH'S ONE-YEAR RETURNS SINCE INCEPTION(1)
(Periods ended December 31)

              Income & Growth         S&P 500
12/90(2)           1.29%               2.25%
12/91              39.05%              30.33%
12/92              7.87%               7.61%
12/93              11.31%              10.03%
12/94              -0.56%              1.36%
12/95              36.87%              37.44%
12/96              24.15%              22.93%
12/97              34.52%              33.36%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 36 for a description of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

(1) Investor Class.

(2) Return from the fund's 12/17/90 inception date to 12/31/90.


14      INCOME & GROWTH                        AMERICAN CENTURY INVESTMENTS


                                INCOME & GROWTH

CAN YOU GIVE SOME EXAMPLES OF THE "RIGHT PLACES?"

    One of our biggest industry weightings was communications services, especially telecommunications stocks. The Federal Communications Act of 1996 created a lot of opportunities for telephone companies to expand their services. In 1997, mergers and acquisitions helped put many of these companies in a better competitive position.

    Telecommunications stocks also offered attractive yields, which helped enhance the fund's income stream. In the last half of the year, telephone stocks like Ameritech (a top ten holding), Bell Atlantic and BellSouth returned more than 20%.

    We also emphasized financial stocks, which had the best returns of any sector of the market in 1997. Banking, insurance and financial services were among the fund's largest industry holdings all year. Economic conditions--solid growth and low inflation--were ideal for financial companies, and lower interest rates boosted their earnings.

WHAT AREAS OF THE MARKET DID YOU AVOID?

    One of the many factors our stock-ranking model takes into consideration is a stock's value--whether it appears underpriced based on the company's earnings growth, business fundamentals or intrinsic value. It was this component of the model that led us to avoid most of the large multinational stocks that drove the market in 1996 and early 1997. Although these stocks had attractive earnings growth, their prices were far from reasonable--some were trading at more than 40 times their earnings, compared to a market average of around 20.

    This strategy was a drag on performance in the first half of 1997 because these stocks remained popular with investors. But we stuck with our discipline and were rewarded when large multinationals slid during the last six months of the year.

WERE THERE ANY INVESTMENT DECISIONS THAT HURT FUND PERFORMANCE DURING THE YEAR?

    In a fairly large, diversified portfolio of stocks, there are going to be winners and losers. A good example of the latter is United Technologies, one of the fund's top ten holdings. This company is a conglomerate that, among other things, manufactures and installs elevators, air-conditioning systems and aircraft engines. We began purchasing shares of United Technologies in July because it had steady and consistent earnings growth, and its yield was higher than that of the S&P 500.

    However, the company does a large proportion of its business in Asia, and after that crisis developed, the market punished stocks that rely on Asia for a significant portion of their revenues. In addition, earnings estimates for United Technologies have been falling recently.

LOOKING AHEAD, WHAT EFFECTS DO YOU THINK THE SOUTHEAST ASIAN FINANCIAL MELTDOWN WILL HAVE IN THE U.S.?

    The situation is pretty uncertain. I don't mean to be evasive; it's just a reflection of the complicated web of global business.

    The problems in Asia will probably have a slight negative effect on the U.S. economy. Our trade deficit with Asia is likely to widen--exports to the region


TOP TEN HOLDINGS                  % of fund investments

                                 As of             As of
                                12/31/97          6/30/97

Ford Motor Co.                    3.2%             1.9%
Unilever N.V.                     3.2%              --
United Technologies Corp.         2.6%             0.5%
Microsoft Corp.                   2.5%             1.5%
Merck & Co., Inc.                 2.5%             2.5%
Ameritech Corp.                   2.2%             1.0%
Atlantic Richfield Co.            2.0%             1.1%
Morgan Stanley, Dean Witter,
  Discover & Co.                  1.9%             0.7%
First Union Corp.                 1.9%             1.0%
Chevron Corp.                     1.9%             0.7%


ANNUAL REPORT                                       INCOME & GROWTH       15


                                INCOME & GROWTH

will diminish or be postponed, while imports from Southeast Asia will increase. These imports will also be cheaper, partly because of weak Asian currencies and partly because of heavy volume from Asia's overbuilt manufacturing facilities. On the plus side, cheaper imports should help keep U.S. inflation low in 1998.

    But it's important not to overstate the economic impact. If you exclude China and Japan, Asia accounts for a small part of the global economy, so we think the effects of no growth in this region will not be huge. In addition, if Japan is successful in reviving its economy, it could balance out the lack of growth in the rest of Asia.

    For U.S. businesses, the Asian crisis will likely depress earnings modestly, though some companies will be hurt more than others. Companies that depend on Asia for sales growth will get the worst of it, while those that get their raw materials or source products from the region will actually benefit from lower prices. But it will probably take the first half of 1998 to sort out the full impact of the Asian crisis, so we're likely to see continued volatility in the U.S. stock market.

DOES THIS MEAN A TOUGH YEAR AHEAD FOR U.S. STOCKS?

    Not necessarily. While we certainly can't count on the 20-plus% returns we've seen the last three years, the outlook for stocks is still fairly good. We expect U.S. corporate earnings to continue to grow, though at a slower pace than in 1997.

    In addition, economic conditions should remain favorable for stocks. The U.S. economy is likely to slow slightly in 1998, but it should continue to grow at a moderate level that will be positive for U.S. businesses. Slowing economic growth will also help keep a lid on inflation, which rose at its slowest pace in a dozen years in 1997.

WITH THIS IN MIND, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

    In general, we plan to continue following our basic principles--remaining fully invested in a diversified portfolio of U.S. stocks, and using our stock-ranking model to find what we believe to be the most attractive companies.

    We still  favor  financial  services  and  telecommunications,  while  we're
underweighted  in  pharmaceutical   and  consumer   services  stocks,   such  as
restaurants, hotels and media companies.

    We'll continue to emphasize certain sectors that were beaten up during the fourth quarter of 1997 and now offer better relative values. An example is technology stocks, many of which plummeted in the fourth quarter because they were expected to suffer the most damage from the Southeast Asian crisis. But we now see value in many larger technology companies, such as Microsoft.

    We're also selectively looking at consumer growth stocks--drug companies like Merck and home products manufacturers like Procter & Gamble. These stocks dominated the market in 1996 and early 1997 before sliding late last year. Procter & Gamble and Unilever (a top ten holding) are two companies that we currently like.

HAVE YOU MADE ANY ENHANCEMENTS TO THE FUND'S STOCK-RANKING MODEL FOR 1998?

    We've expanded the model's universe of U.S. stocks from 1,500 to more than 2,500. The new additions are mostly small- and mid-cap stocks. Although the fund's portfolio will still focus on large-cap stocks, we think that selective investments in the small-cap area of the market can enhance returns.

TOP FIVE INDUSTRIES                  % of fund investments

                                    As of             As of
                                   12/31/97          6/30/97

Banking                              8.4%             8.2%
Energy (Production & Marketing)      8.2%             6.3%
Communications Services              7.4%             5.4%
Financial Services                   6.5%             4.1%
Pharmaceuticals                      6.5%             7.2%


16      INCOME & GROWTH                        AMERICAN CENTURY INVESTMENTS

                            SCHEDULE OF INVESTMENTS
                                INCOME & GROWTH

DECEMBER 31, 1997


Shares                                                                   Value
-------------------------------------------------------------------------------------
COMMON STOCKS

AEROSPACE & DEFENSE--3.4%

                    85,000  AlliedSignal Inc.                  $       3,309,688

                   127,100  General Dynamics Corp.                    10,986,206

                   651,700  United Technologies Corp.                 47,451,906
                                                               -----------------------

                                                                      61,747,800
                                                               -----------------------

AIRLINES--0.1%

                    20,700  AMR Corp.(1)                               2,659,950
                                                               -----------------------

AUTOMOBILES & AUTO PARTS--4.9%

                    40,800  Excel Industries, Inc.                       736,950

                 1,185,700  Ford Motor Co.(2)                         57,728,769

                   474,400  General Motors Corp.                      28,760,500

                    30,600  Volvo AB ADR                                 826,200
                                                               -----------------------

                                                                      88,052,419
                                                               -----------------------

BANKING--8.4%

                   343,900  BankAmerica Corp.                         25,104,700

                   233,300  Bankers Trust New York Corp.              26,231,669

                   241,400  Chase Manhattan Corp.                     26,433,300

                   169,800  Citicorp                                  21,469,087

                   667,100  First Union Corp.                         34,188,875

                   300,000  NationsBank Corp.                         18,243,750
                                                               -----------------------

                                                                     151,671,381
                                                               -----------------------

BASIC MATERIALS--0.1%

                    38,200  Aluminum Co. of America                    2,688,325
                                                               -----------------------

BIOTECHNOLOGY(3)

                     6,300  Genzyme Corp.(1)                             174,431
                                                               -----------------------

BUILDING & HOME IMPROVEMENTS--0.4%

                    21,900  Johns Manville Corp.                         220,369

                   229,900  Premark International, Inc.                6,667,100
                                                               -----------------------

                                                                       6,887,469
                                                               -----------------------

BUSINESS SERVICES & SUPPLIES--0.8%

                   134,100  Kelly Services, Inc. Cl A                  4,031,381

                     1,600  National Data Corp.                           57,800

                   239,300  Ogden Corp.                                6,745,269

                   147,000  Olsten Corp.                               2,205,000

                    12,500  Quintiles Transnational Corp.(1)             479,687

                    33,400  Valassis Communications, Inc.(1)           1,235,800
                                                               -----------------------

                                                                      14,754,937
                                                               -----------------------


Shares                                                                   Value
-------------------------------------------------------------------------------------

CHEMICALS & RESINS--2.7%

                    12,200  Chemed Corp.                       $         505,537

                    40,000  Church & Dwight Co., Inc.                  1,122,500

                   259,400  Dow Chemical Co.                          26,329,100

                   262,100  du Pont (E.I.) de Nemours & Co.           15,742,381

                     2,400  Ecolab Inc.                                  133,050

                    88,000  Lubrizol Corp.                             3,245,000

                     7,900  Morton International, Inc.                   271,563

                    49,800  Schulman (A.), Inc.                        1,257,450

                     2,400  Union Carbide Corp.                          103,050
                                                               -----------------------

                                                                      48,709,631
                                                               -----------------------

COMMUNICATIONS EQUIPMENT--1.8%

                   372,000  Lucent Technologies Inc.                  29,713,500

                    37,300  QUALCOMM Inc.(1)                           1,884,816
                                                               -----------------------

                                                                      31,598,316
                                                               -----------------------

COMMUNICATIONS SERVICES--7.4%

                   490,400  Ameritech Corp.                           39,477,200

                   187,700  Bell Atlantic Corp.                       17,080,700

                   478,200  BellSouth Corp.                           26,928,637

                   431,600  GTE Corp.                                 22,551,100

                   608,400  U S WEST Communications Group             27,454,050
                                                               -----------------------

                                                                     133,491,687
                                                               -----------------------

COMPUTER PERIPHERALS--0.7%

                   109,700  Adaptec, Inc.(1)                           4,079,469

                   134,200  EMC Corp. (Mass.)(1)                       3,682,112

                   104,000  Lexmark International
                                Group, Inc. Cl A(1)                    3,952,000

                    70,000  Quantum Corp.(1)                           1,406,563
                                                               -----------------------

                                                                      13,120,144
                                                               -----------------------

COMPUTER SOFTWARE & SERVICES--4.2%

                   118,500  Adobe Systems Inc.                         4,880,719

                   101,900  Autodesk, Inc.                             3,757,562

                    10,700  CDW Computer Centers, Inc.(1)                557,738

                     3,300  Cadence Design Systems, Inc.(1)               80,850

                    87,900  HBO & Co.                                  4,216,453

                   347,200  Microsoft Corp.(1)                        44,864,750

                   115,800  Network Associates Inc.(1)                 6,112,069

                    39,900  Parametric Technology Corp.(1)             1,887,769

                    39,400  PeopleSoft, Inc.(1)                        1,531,675

                    54,400  Shared Medical Systems Corp.               3,590,400

                    49,200  Sterling Software, Inc.(1)                 2,017,200

                   132,400  Symantec Corp.(1)                          2,925,212
                                                               -----------------------

                                                                      76,422,397
                                                               -----------------------

See Notes to Financial Statements


ANNUAL REPORT                                       INCOME & GROWTH       17


                            SCHEDULE OF INVESTMENTS
                                INCOME & GROWTH

DECEMBER 31, 1997


Shares                                                                   Value
-------------------------------------------------------------------------------------

COMPUTER SYSTEMS--2.7%

                   285,700  Compaq Computer Corp.               $     16,124,194

                    27,300  Data General Corp.(1)                        476,044

                    69,400  Dell Computer Corp.(1)                     5,831,769

                    86,500  Digital Equipment Corp.(1)                 3,200,500

                    59,900  Hewlett-Packard Co.                        3,743,750

                   100,900  International Business
                                Machines Corp.                        10,550,356

                    32,800  Stratus Computer, Inc.(1)                  1,240,250

                   194,300  Sun Microsystems, Inc.(1)                  7,759,856
                                                               -----------------------

                                                                      48,926,719
                                                               -----------------------

CONSTRUCTION & PROPERTY
DEVELOPMENT--0.4%

                   188,000  Fluor Corp.                                7,026,500
                                                               -----------------------

CONSUMER PRODUCTS--2.9%

                    57,700  Helen of Troy Ltd.(1)                        930,412

                   340,400  National Service Industries               16,871,075

                   375,300  Procter & Gamble Co. (The)                29,953,631

                    26,900  Russ Berrie and Co., Inc.                    706,125

                    38,900  Stanhome Inc.                                999,244

                   174,200  Stride Rite Corp. (The)                    2,090,400

                     6,300  Whirlpool Corp.                              346,500
                                                               -----------------------

                                                                      51,897,387
                                                               -----------------------

CONTROL & MEASUREMENT--0.6%

                    91,400  Beckman Instruments, Inc.                  3,656,000

                    31,900  Emerson Electric Co.                       1,800,356

                    51,400  Fluke Corp.                                1,339,612

                    37,100  Perkin-Elmer Corp.                         2,636,419

                    23,700  Tektronix, Inc.                              940,594
                                                               -----------------------

                                                                      10,372,981
                                                               -----------------------

DIVERSIFIED COMPANIES--4.8%

                   202,500  General Electric Co. (U.S.)(2)            14,858,437

                   107,500  Honeywell Inc.                             7,363,750

                    56,600  Johnson Controls, Inc.                     2,702,650

                   103,800  Tyco International Ltd.                    4,677,488

                   920,600  Unilever N.V.                             57,479,963
                                                               -----------------------

                                                                      87,082,288
                                                               -----------------------

ELECTRICAL & ELECTRONIC
COMPONENTS--2.5%

                    35,800  Eaton Corp.                                3,195,150

                   237,800  Intel Corp.(2)                            16,698,019

                    86,100  KLA-Tencor Corporation(1)                  3,322,922


Shares                                                                   Value
-------------------------------------------------------------------------------------

                     8,000  Linear Technology Corp.            $         460,500

                   180,000  Raychem Corp.                              7,751,250

                    10,100  Solectron Corp.(1)                           419,781

                   232,200  Texas Instruments Inc.                    10,449,000

                    74,200  Vitesse Semiconductor Corp.(1)             2,824,237
                                                               -----------------------

                                                                      45,120,859
                                                               -----------------------

ENERGY (PRODUCTION & MARKETING)--8.2%

                    16,000  Ashland Inc.                                 859,000

                   447,000  Atlantic Richfield Co.                    35,815,875

                   435,700  Chevron Corp.                             33,548,900

                   535,000  Exxon Corp.                               32,735,312

                   123,000  Imperial Oil Ltd.                          7,864,312

                    93,600  Mobil Corp.                                6,756,750

                   133,500  NICOR Inc.                                 5,632,031

                    65,900  Occidental Petroleum Corp.                 1,931,694

                    62,400  Phillips Petroleum Co.                     3,034,200

                     6,600  Royal Dutch Petroleum Co.                    357,638

                    69,400  Sun Company, Inc.                          2,919,138

                   164,800  Texaco Inc.                                8,961,000

                   221,600  USX-Marathon Group                         7,479,000
                                                               -----------------------

                                                                     147,894,850
                                                               -----------------------

ENERGY (SERVICES)--1.8%

                   272,100  Schlumberger Ltd.                         21,904,050

                   173,600  Tidewater Inc.                             9,569,700
                                                               -----------------------

                                                                      31,473,750
                                                               -----------------------

ENVIRONMENTAL SERVICES--0.2%

                    76,900  Browning-Ferris Industries, Inc.           2,845,300
                                                               -----------------------

FINANCIAL SERVICES--6.5%

                   125,100  Bear Stearns Companies Inc.                5,942,250

                    49,500  Edwards (A.G.), Inc.                       1,967,625

                   140,600  Equitable Companies Inc.                   6,994,850

                   125,200  Green Tree Financial Corp.                 3,278,675

                    13,866  Legg Mason, Inc.                             775,629

                   100,000  Lehman Brothers Holdings, Inc.             5,100,000

                   283,200  Merrill Lynch & Co., Inc.                 20,655,900

                   143,700  Money Store Inc. (The)                     3,017,700

                   589,200  Morgan Stanley, Dean Witter,
                                Discover & Co.                        34,836,450

                    53,850  Paine Webber Group, Inc.                   1,861,191

                     5,800  Raymond James Financial, Inc.                230,188

                    85,900  SLM Holding Corp.                         11,950,837

                   375,450  Travelers Group, Inc.                     20,227,369
                                                               -----------------------

                                                                     116,838,664
                                                               -----------------------

See Notes to Financial Statements


18      INCOME & GROWTH                        AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                                INCOME & GROWTH

DECEMBER 31, 1997


Shares                                                                   Value
-------------------------------------------------------------------------------------

FOOD & BEVERAGE--0.9%

                   115,300  Coca-Cola Company (The)            $       7,681,862

                    12,900  Coors (Adolph) Co. Cl B                      428,119

                    97,500  Lance, Inc.                                2,583,750

                    39,400  Quaker Oats Co. (The)                      2,078,350

                    99,600  Smithfield Foods, Inc.(1)                  3,265,013
                                                               -----------------------

                                                                      16,037,094
                                                               -----------------------

HEALTHCARE--1.2%

                    13,100  Bausch & Lomb Inc.                           519,088

                   120,300  FPA Medical Management, Inc.(1)            2,255,625

                    57,400  NovaCare, Inc.(1)                            749,788

                   105,700  Tenet Healthcare Corp.(1)                  3,501,312

                    87,500  United HealthCare Corp.                    4,347,656

                   238,600  Wellpoint Health
                                Networks Inc. Cl A(1)                 10,080,850
                                                               -----------------------

                                                                      21,454,319
                                                               -----------------------

INDUSTRIAL EQUIPMENT & MACHINERY--3.3%

                   445,400  Caterpillar Inc.                          21,629,737

                   390,000  Dover Corp.                               14,088,750

                   302,600  Dresser Industries, Inc.                  12,690,288

                   259,700  Ingersoll-Rand Co.                        10,517,850

                    16,200  Watts Industries, Inc. Cl A                  458,663
                                                               -----------------------

                                                                      59,385,288
                                                               -----------------------

INSURANCE--3.1%

                    10,200  AEGON N.V.                                   914,175

                    70,500  Aetna Inc.                                 4,974,656

                    26,100  Allstate Corp.                             2,371,837

                    46,400  CIGNA Corp.                                8,030,100

                    89,300  Conseco Inc.                               4,057,569

                    27,000  Everest Reinsurance Holdings, Inc.         1,113,750

                    65,400  Gallagher (Arthur J.) & Co.                2,252,213

                    55,200  General Re Corp.                          11,702,400

                   110,400  Hartford Financial Services               10,329,300

                    86,500  Lincoln National Corp.                     6,757,812

                     1,700  Ohio Casualty Corp.                           76,713

                    50,000  Orion Capital Corp.                        2,321,875

                    31,000  Reliance Group Holdings, Inc.                437,875
                                                               -----------------------

                                                                      55,340,275
                                                               -----------------------

LEISURE(3)

                     3,000  Anchor Gaming(1)                             167,250
                                                               -----------------------


Shares                                                                   Value
-------------------------------------------------------------------------------------

MACHINERY & EQUIPMENT--1.0%

                   106,600  Applied Materials, Inc.(1)         $       3,207,994

                    14,900  Barnes Group Inc.                            338,975

                     3,000  Case Corp.                                   181,312

                    34,700  Flowserve Corp.                              969,431

                    68,000  Helix Technology Corp.                     1,334,500

                    18,600  Kulicke & Soffa Industries, Inc.(1)          347,587

                   113,000  Sundstrand Corp.                           5,692,375

                   155,600  Timken Co.                                 5,348,750
                                                               -----------------------

                                                                      17,420,924
                                                               -----------------------

MEDICAL EQUIPMENT & SUPPLIES--1.0%

                    40,800  Becton, Dickinson and Co.                  2,040,000

                   315,200  Hillenbrand Industries, Inc.              16,134,300

                     7,100  Patterson Dental Co.(1)                      323,050
                                                               -----------------------

                                                                      18,497,350
                                                               -----------------------

METALS & MINING--0.6%

                     8,800  ASARCO Inc.                                  197,450

                   151,250  Parker-Hannifin Corp.                      6,938,594

                    15,100  Phelps Dodge Corp.                           939,975

                    18,700  Vulcan Materials Co.                       1,909,737
                                                               -----------------------

                                                                       9,985,756
                                                               -----------------------

OFFICE EQUIPMENT & SUPPLIES--0.7%

                   172,700  Xerox Corp.                               12,747,419
                                                               -----------------------

PACKAGING & CONTAINERS(3)

                     2,900  Crown Cork & Seal Co., Inc.                  145,363
                                                               -----------------------

PAPER & FOREST PRODUCTS--0.3%

                    38,400  Fort James Corporation                     1,468,800

                   107,300  Pope & Talbot, Inc.                        1,616,206

                    18,700  TJ International, Inc.                       459,319

                    31,400  Weyerhaeuser Co.                           1,540,563
                                                               -----------------------

                                                                       5,084,888
                                                               -----------------------

PHARMACEUTICALS--6.5%

                    61,100  Bergen Brunswig Corp. Cl A                 2,573,837

                   319,600  Bristol-Myers Squibb Co.(2)               30,242,150

                    54,300  Dura Pharmaceuticals, Inc.(1)              2,504,588

                   303,300  Johnson & Johnson                         19,979,887

                   416,100  Merck & Co., Inc.                         44,210,625

                   276,100  Mylan Laboratories Inc.                    5,780,844

                    12,500  Nature's Sunshine Products, Inc.             328,125

                   182,200  Schering-Plough Corp.                     11,319,175
                                                               -----------------------

                                                                     116,939,231
                                                               -----------------------

See Notes to Financial Statements


ANNUAL REPORT                                       INCOME & GROWTH       19


                            SCHEDULE OF INVESTMENTS
                                INCOME & GROWTH

DECEMBER 31, 1997


Shares                                                                   Value
-------------------------------------------------------------------------------------

PRINTING & PUBLISHING--1.2%

                    37,500  Central Newspapers, Inc. Cl A       $       2,772,656

                   364,000  Deluxe Corp.                               12,558,000

                   338,600  Moore Corporation Ltd.                      5,121,325

                    39,900  Moore Corporation Ltd. ORD                    600,210

                    17,500  New England Business Service, Inc.            590,625
                                                                -----------------------

                                                                       21,642,816
                                                                -----------------------

REAL ESTATE--0.2%

                    79,600  Capstead Mortgage Corp.                     1,587,025

                    68,600  Lennar Corp.                                1,479,188
                                                                -----------------------

                                                                        3,066,213
                                                                -----------------------

RETAIL (APPAREL)--1.0%

                   234,600  Burlington Coat Factory
                                Warehouse Corp.                         3,856,237

                    26,800  Cato Corp. Cl A                               239,525

                   180,700  Liz Claiborne, Inc.                         7,555,519

                    90,000  Ross Stores, Inc.                           3,279,375

                    95,600  TJX Companies, Inc. (The)                   3,286,250
                                                                -----------------------

                                                                       18,216,906
                                                                -----------------------

RETAIL (FOOD & DRUG)--0.1%

                    21,600  Universal Corp.                               888,300
                                                                -----------------------

RETAIL (GENERAL MERCHANDISE)--1.0%

                     6,900  Bon-Ton Stores, Inc.(1)                       100,481

                    33,000  Dayton Hudson Corp.                         2,227,500

                   149,100  Federated Department
                                Stores, Inc.(1)                         6,420,619

                    30,500  Office Depot, Inc.(1)                         730,094

                   174,000  Sears, Roebuck & Co.                        7,873,500

                    61,200  ShopKo Stores, Inc.(1)                      1,331,100
                                                                -----------------------

                                                                       18,683,294
                                                                -----------------------

RETAIL (SPECIALTY)--0.6%

                    80,500  CompUSA Inc.(1)                             2,495,500

                    62,100  Home Depot, Inc.                            3,656,137

                    67,800  Micro Warehouse, Inc.(1)                      947,081

                    18,200  Tiffany & Co.                                 656,338

                   125,800  U.S. Office Products Co.(1)                 2,453,100
                                                                -----------------------

                                                                       10,208,156
                                                                -----------------------


Shares                                                                   Value
-------------------------------------------------------------------------------------

STEEL--0.2%

                    68,400  AK Steel Holding Corp.              $       1,209,825

                    24,800  Bethlehem Steel Corporation(1)                213,900

                    44,300  USX-U.S. Steel Group                        1,384,375
                                                                -----------------------

                                                                        2,808,100
                                                                -----------------------

TEXTILES & APPAREL--0.7%

                   153,300  Dexter Corp. (The)                          6,620,644

                    28,300  Kellwood Co.                                  849,000

                    27,300  Nautica Enterprises, Inc.(1)                  641,550

                    22,100  Tommy Hilfiger Corp.(1)                       776,262

                    72,800  VF Corp.                                    3,344,250
                                                                -----------------------

                                                                       12,231,706
                                                                -----------------------

TOBACCO--1.5%

                   547,600  Philip Morris Companies Inc.               24,813,125

                    71,100  RJR Nabisco Holdings Corp.                  2,666,250
                                                                -----------------------

                                                                       27,479,375
                                                                -----------------------

TRANSPORTATION--0.3%

                    57,400  CNF Transportation Inc.                     2,202,725

                    85,500  Laidlaw Inc.                                1,164,937

                    19,000  Laidlaw Inc. ORD                              259,227

                    45,500  Polaris Industries Inc.                     1,390,594

                    27,800  Roadway Express, Inc.                         622,025
                                                                -----------------------

                                                                        5,639,508
                                                                -----------------------

UTILITIES--5.9%

                   332,500  Atlantic Energy, Inc.                       7,044,844

                    62,300  Baltimore Gas & Electric Co.                2,122,094

                    18,800  Central Hudson Gas &
                                Electric Corp.                            824,850

                     8,800  Central Vermont Public
                                Service Corp.                             134,200

                    28,700  CTG Resources, Inc.                           747,994

                   270,400  Dominion Resources, Inc. (Va.)             11,508,900

                    90,000  Enova Corp.                                 2,435,625

                   294,200  Entergy Corp.                               8,807,612

                   341,600  FPL Group, Inc.                            20,218,450

                    24,100  GPU Inc.                                    1,015,212

                    40,400  MDU Resources Group, Inc.                   1,277,650

                   151,400  Minnesota Power & Light Co.                 6,595,362

                     2,900  NIPSCO Industries, Inc.                       143,369

                    41,500  NUI Corp.                                   1,190,531

                   136,900  Pacific Enterprises                         5,150,862

                   268,200  PP&L Resources, Inc.                        6,420,038

See Notes to Financial Statements


20      INCOME & GROWTH                        AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                                INCOME & GROWTH

DECEMBER 31, 1997


Shares                                                                   Value
-------------------------------------------------------------------------------------

                   102,000  People's Energy Corp.               $       4,016,250

                    32,000  Piedmont Natural Gas Co., Inc.              1,150,000

                    95,600  Public Service Enterprise
                              Group Inc.                                3,029,325

                   162,000  Rochester Gas & Electric Corp.              5,508,000

                   108,600  UGI Corp.                                   3,183,338

                   316,300  Utilicorp United Inc.                      12,276,394

                    64,800  Washington Gas Light Co.                    2,004,750

                       100  WPS Resources Corp.                             3,381
                                                                -----------------------

                                                                      106,809,031
                                                                -----------------------

TOTAL COMMON STOCKS--96.8%                                          1,742,336,747
                                                                -----------------------
   (Cost $1,459,004,388)

TEMPORARY CASH INVESTMENTS

       Repurchase Agreement, Morgan Stanley Group,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 6.20%, dated 12/31/97,
              due 1/2/98 (Delivery value $17,806,131)                  17,800,000

       Repurchase Agreement, State Street Corp.,
              (U.S. Treasury obligations), in a joint trading
              account at 5.50%, dated 12/31/97,  due
              1/2/98 (Delivery value $40,112,253)                      40,100,000
                                                                -----------------------

TOTAL TEMPORARY CASH
INVESTMENTS--3.2%                                                      57,900,000
                                                                -----------------------
   (Cost $57,900,000)

TOTAL INVESTMENT SECURITIES--100.0%                                $1,800,236,747
                                                                =======================
   (Cost $1,516,904,388)

FUTURES CONTRACTS

                           Expiration        Underlying Face          Unrealized
          Purchased           Date            Amount at Value            Gain
-------------------------------------------------------------------------------------
         152 S&P 500         March
           Futures            1998             $37,205,800              $71,280
                                            ==================    =====================


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1)  Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank for futures contracts.

(3)  Investment in industry is less than 0.05% of total investment securities.

See Notes to Financial Statements


ANNUAL REPORT                                       INCOME & GROWTH       21


                     STATEMENTS OF ASSETS AND LIABILITIES


DECEMBER 31, 1997                                  EQUITY           INCOME &
                                                   GROWTH            GROWTH
ASSETS

Investment securities, at value
  (identified cost of $707,460,567
  and $1,516,904,388, respectively)
   (Note 3) ................................    $  785,697,563    $1,800,236,747

Cash .......................................         4,202,442         4,800,059

Receivable for investments sold ............        15,967,562        37,184,317
Receivable for capital shares sold .........            84,145         1,264,323

Dividends and interest receivable ..........           946,878         2,970,930

Receivable for variation margin on
  futures contracts (Note 1) ...............           512,873         1,527,600
                                                --------------    --------------
                                                   807,411,463     1,847,983,976
                                                --------------    --------------
LIABILITIES

Disbursements in excess of
  demand deposit cash ......................           447,405         1,865,984

Payable for investments purchased ..........        31,152,570        44,230,615

Payable for capital shares redeemed ........         1,396,189         1,949,007

Accrued management fees (Note 2) ...........           431,341         1,026,907

Distribution fees payable (Note 2) .........               108               430

Service fees payable (Note 2) ..............               108               430

Dividends payable ..........................              --              55,875

Other liabilities ..........................             5,205            11,417
                                                --------------    --------------
                                                    33,432,926        49,140,665
                                                --------------    --------------
Net Assets .................................    $  773,978,537    $1,798,843,311
                                                ==============    ==============
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ....    $  668,822,997    $1,490,964,147

Undistributed net investment income ........           291,999         2,534,900

Accumulated undistributed net
  realized gain from investments ...........        26,550,921        21,940,625

Net unrealized appreciation
  on investments ...........................        78,312,620       283,403,639
                                                --------------    --------------
                                                $  773,978,537    $1,798,843,311
                                                ==============    ==============
Investor Class, $10.00 Par Value

Net assets .................................    $  773,425,089    $1,795,123,621

Shares outstanding .........................        40,612,482        73,856,494

Net asset value per share ..................    $        19.04    $        24.31

Advisor Class, $10.00 Par Value

Net assets .................................    $      553,448    $    3,719,690

Shares outstanding .........................            29,063           153,049

Net asset value per share ..................    $        19.04    $        24.30

See Notes to Financial Statements


22      STATEMENTS OF ASSETS AND LIABILITIES    AMERICAN CENTURY INVESTMENTS


                           STATEMENTS OF OPERATIONS


YEAR ENDED DECEMBER 31, 1997                         EQUITY           INCOME &
                                                     GROWTH            GROWTH
INVESTMENT INCOME

Income:

Dividends (net of foreign taxes withheld
  of $75,993 and $374,967, respectively) .....     $  9,073,157     $ 27,444,322

Interest .....................................        1,357,015        3,236,625
                                                   ------------     ------------
                                                     10,430,172       30,680,947
                                                   ------------     ------------
Expenses (Note 2):

Investment advisory fees .....................        2,555,456        6,274,304

Transfer agency fees .........................          347,736          732,727

Administrative fees ..........................          216,774          548,851

Printing and postage .........................          110,756          263,979

Registration and filing fees .................           75,692          160,663

Custodian fees ...............................           24,843           42,750

Directors' fees and expenses .................           17,753           32,670

Auditing and legal fees ......................           11,519           28,173

Telephone expenses ...........................            9,054           24,952

Other operating expenses .....................            7,441           14,685

Distribution fees - Advisor Class ............              246              430

Shareholder service fees - Advisor Class .....              246              430
                                                   ------------     ------------
  Total expenses .............................        3,377,516        8,124,614
                                                   ------------     ------------
Net investment income ........................        7,052,656       22,556,333
                                                   ------------     ------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investments .............       95,280,432      154,430,003

Change in net unrealized
  appreciation on investments ................       44,869,649      178,014,272
                                                   ------------     ------------

Net realized and unrealized
  gain on investments ........................      140,150,081      332,444,275
                                                   ------------     ------------

Net Increase in Net Assets
  Resulting from Operations ..................     $147,202,737     $355,000,608
                                                   ============     ============
See Notes to Financial Statements


ANNUAL REPORT                              STATEMENTS OF OPERATIONS       23


                      STATEMENTS OF CHANGES IN NET ASSETS


YEARS ENDED DECEMBER 31, 1997                   EQUITY GROWTH                       INCOME & GROWTH
AND DECEMBER 31, 1996

Increase in Net Assets                     1997               1996               1997              1996

OPERATIONS

Net investment income ...........   $     7,052,656    $     3,532,172    $    22,556,333    $    12,380,402

Net realized gain on investments         95,280,432         33,547,625        154,430,003         57,275,039

Change in net unrealized
  appreciation on investments ...        44,869,649         11,808,699        178,014,272         47,583,106
                                    ---------------    ---------------    ---------------    ---------------
Net increase in net assets
   resulting from operations ....       147,202,737         48,888,496        355,000,608        117,238,547
                                    ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income:

  Investor Class ................        (6,915,205)        (3,440,245)       (20,589,829)       (12,129,058)

  Advisor Class .................            (1,492)              --               (5,232)              --

From net realized gains on
 investment transactions:

  Investor Class ................       (79,748,875)       (27,164,820)      (152,216,029)       (47,219,967)

  Advisor Class .................           (55,620)              --             (326,667)              --
                                    ---------------    ---------------    ---------------    ---------------
Decrease in net assets
  from distributions ............       (86,721,192)       (30,605,065)      (173,137,757)       (59,349,025)
                                    ---------------    ---------------    ---------------    ---------------
CAPITAL SHARE
TRANSACTIONS (NOTE 4)

Net increase in net assets
  from capital share transactions       439,064,411         96,698,856        899,285,703        286,104,092
                                    ---------------    ---------------    ---------------    ---------------
Net increase in net assets ......       499,545,956        114,982,287      1,081,148,554        343,993,614

NET ASSETS

Beginning of year ...............       274,432,581        159,450,294        717,694,757        373,701,143
                                    ---------------    ---------------    ---------------    ---------------
End of year .....................   $   773,978,537    $   274,432,581    $ 1,798,843,311    $   717,694,757
                                    ===============    ===============    ===============    ===============
Undistributed net
  investment income .............   $       291,999    $       155,931    $     2,534,900    $       573,606
                                    ===============    ===============    ===============    ===============

See Notes to Financial Statements


24      STATEMENTS OF CHANGES IN NET ASSETS        AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Quantitative Equity Funds (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century Equity Growth Fund (Equity Growth) and American Century Income & Growth Fund (Income & Growth) (the Funds) are two of the five funds issued by the Corporation. Equity Growth seeks capital appreciation by investing in common stocks. Income & Growth seeks dividend growth, current income and capital appreciation by investing in common stocks. Each Fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for Equity Growth and Income & Growth commenced on October 9, 1997 and December 15, 1997, respectively. Sale of the Institutional Class for the Funds had not commenced at December 31, 1997. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS--The Funds may enter into stock index futures contracts in order to manage the Funds' exposure to changes in market conditions. One of the risks of entering into futures contracts may include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities, purchased in a repurchase transaction be transferred to the Funds' custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Funds under each repurchase agreement.

    JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       25


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly for Equity Growth. Distributions from net investment income for Income & Growth are declared daily and distributed monthly. Distributions from net realized gains for the Funds are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    USE OF ESTIMATES --The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

    ADDITIONAL  INFORMATION--Effective January 15, 1998, Funds Distributor, Inc.
(FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The shareholders of the Funds approved a new management agreement with ACIM on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Funds and Benham Management Corporation and American Century Services Corporation (ACSC) for advisory, administrative and transfer agency services. Under the agreement, ACIM provides all services required by the Funds in exchange for one "unified" management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Funds are included in the Equity Fund Category. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's class average daily closing net assets during the previous month multiplied by the monthly management fee rate.

    The annualized Investment Category Fee schedule for the Funds is as follows

     0.5200% of the first $1 billion
     0.4600% of the next $5 billion
     0.4160% of the next $15 billion
     0.3690% of the next $25 billion
     0.3420% of the next $50 billion
     0.3390% of the next $150 billion
     0.3380% of the average daily net assets over $246 billion

    The annualized Complex Fee schedule (Investor Class) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

    The Complex Fee schedule for the Advisor Class is lower by 0.2500% at each graduated step. For example, if the Investor Class Complex Fee is 0.3100% for the first $2.5 billion, the Advisor Class Complex Fee is 0.0600% (0.3100% minus 0.2500%) for the first $2.5 billion.


26      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan during the year ended December 31, 1997, were $492 and $860 for Equity Growth and Income & Growth, respectively.

    Management fees of $1,904,594 and $4,621,006 were incurred under the new management agreement and were included in Investment Advisory Fees in the Statements of Operations for Equity Growth and Income & Growth, respectively. Total expenses for the seven months ended July 31, 1997 were $1,472,430 and $3,502,748 for Equity Growth and Income & Growth, respectively. The annualized ratios of operating expenses to average net assets for the seven months ended July 31, 1997 were 0.63% and 0.60% for Equity Growth and Income & Growth, respectively.

    Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, ACSC, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the year ended December 31, 1997, for Equity Growth and Income & Growth totaled $1,130,016,531 and $1,954,521,758, respectively. Sales of investment securities, excluding short-term investments, totaled $774,883,045 and $1,214,769,007, respectively.

    As of December 31, 1997, accumulated net unrealized appreciation for Equity Growth and Income & Growth was $77,420,982 and $282,415,239, respectively, based on the aggregate cost of investments for federal income tax purposes of $708,276,581 and $1,517,821,508, respectively. Accumulated net unrealized appreciation consisted of unrealized appreciation of $89,114,760 and $302,020,941 for Equity Growth and Income & Growth and unrealized depreciation of $11,693,778 and $19,605,702, respectively.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       27


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  The Corporation is authorized to issue 2,000,000,000 shares to each Fund. Of these 2,000,000,000 shares, each Fund has been designated 1,000,000,000 Investor Class shares and 250,000,000 Advisor Class shares.

  Transactions in shares of the Funds were as follows:

                                                     EQUITY GROWTH                    INCOME & GROWTH
                                                  Shares         Amount           Shares           Amount
INVESTOR CLASS

Year ended December 31, 1997

Sold ..................................        31,535,897    $   591,260,618         49,806,519    $ 1,175,643,093

Issued in reinvestment of distributions         4,612,659         84,728,570          7,089,192        167,281,193

Redeemed ..............................       (12,731,963)      (237,525,884)       (18,631,102)      (447,642,533)
                                          ---------------    ---------------    ---------------    ---------------
Net increase ..........................        23,416,593    $   438,463,304         38,264,609    $   895,281,753
                                          ===============    ===============    ===============    ===============

Year ended December 31, 1996

Sold ..................................        11,280,491    $   180,750,520         23,349,240    $   459,487,007

Issued in reinvestment of distributions         1,878,880         29,552,500          2,834,991         56,254,702

Redeemed ..............................        (7,156,611)      (113,604,164)       (11,577,062)      (229,637,617)
                                          ---------------    ---------------    ---------------    ---------------
Net increase ..........................         6,002,760    $    96,698,856         14,607,169    $   286,104,092
                                          ===============    ===============    ===============    ===============
ADVISOR CLASS

Period ended December 31, 1997(1)

Sold ..................................            29,050    $       607,045            188,979    $     4,885,920

Issued in reinvestment of distributions             3,111             57,112             14,057            331,899

Redeemed ..............................            (3,098)           (63,050)           (49,987)        (1,213,869)
                                          ---------------    ---------------    ---------------    ---------------
Net increase ..........................            29,063    $       601,107            153,049    $     4,003,950
                                          ===============    ===============    ===============    ===============

(1) October 9, 1997 (commencement of sale) through December 31, 1997 for Equity Growth and December 15, 1997 (commencement of sale) through December 31, 1997 for Income & Growth.


28      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                                 EQUITY GROWTH

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                                                         Investor                                      Advisor
                                                                          Class                                         Class

                                             1997           1996           1995            1994           1993          1997(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period .....................   $15.96         $14.25         $11.53          $12.12         $11.68         $21.61
                                          ----------     ----------     ----------     ------------    ----------     -----------
Income From Investment Operations

  Net Investment Income .................   0.27(2)         0.27           0.26            0.30           0.23          0.05(2)

  Net Realized and
  Unrealized Gain (Loss)
  on Investment Transactions ............    5.36           3.55           3.70           (0.33)          1.10          (0.25)
                                          ----------     ----------     ----------     ------------    ----------     -----------
  Total From Investment Operations ......    5.63           3.82           3.96           (0.03)          1.33          (0.20)
                                          ----------     ----------     ----------     ------------    ----------     -----------
Distributions

  From Net Investment Income ............   (0.24)         (0.26)         (0.23)          (0.30)         (0.23)         (0.06)

  From Net Realized Gains on
  Investment Transactions ...............   (2.31)         (1.85)         (1.01)          (0.26)         (0.66)         (2.31)
                                          ----------     ----------     ----------     ------------    ----------     -----------
  Total Distributions ...................   (2.55)         (2.11)         (1.24)          (0.56)         (0.89)         (2.37)
                                          ----------     ----------     ----------     ------------    ----------     -----------
Net Asset Value, End of Period ..........   $19.04         $15.96         $14.25          $11.53         $12.12         $19.04
                                          ==========     ==========     ==========     ============    ==========     ===========
  Total Return(3) .......................   36.06%         27.34%         34.56%          (0.23)%        11.42%         (0.50)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...................    0.67%          0.63%          0.71%           0.75%          0.75%        0.94%(4)

Ratio of Net Investment Income
to Average Net Assets ...................    1.39%          1.74%          1.96%           2.26%          2.04%        1.14%(4)

Portfolio Turnover Rate .................    161%           131%           126%             94%            97%           161%

Average Commission Paid per
Share of Equity Security Traded .........   $0.0441        $0.0385        $0.0320          --(5)          --(5)         $0.0441

Net Assets, End
of Period (in thousands) ................  $773,425       $274,433       $159,450         $97,437        $96,284         $553

(1) October 9, 1997 (commencement of sale) through December 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       29


                             FINANCIAL HIGHLIGHTS
                                INCOME & GROWTH

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                                                         Investor
Advisor
                                                                          Class                                         Class

                                             1997           1996           1995            1994           1993          1997(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period .....................   $20.16         $17.81         $13.92          $15.08         $14.11         $26.36
                                          ----------     ----------     ----------     ------------    ----------     -----------
Income From Investment Operations

  Net Investment Income .................   0.43(2)         0.44           0.42            0.44           0.43          0.01(2)

  Net Realized and
  Unrealized Gain (Loss)
  on Investment Transactions ............    6.40           3.79           4.64           (0.53)          1.15           0.25
                                          ----------     ----------     ----------     ------------    ----------     -----------
  Total From Investment Operations ......    6.83           4.23           5.06           (0.09)          1.58           0.26
                                          ----------     ----------     ----------     ------------    ----------     -----------
Distributions

  From Net Investment Income ............   (0.39)         (0.44)         (0.42)          (0.43)         (0.43)         (0.03)

  From Net Realized Gains
  on Investment Transactions ............   (2.29)         (1.44)         (0.75)          (0.64)         (0.18)         (2.29)
                                          ----------     ----------     ----------     ------------    ----------     -----------
  Total Distributions ...................   (2.68)         (1.88)         (1.17)          (1.07)         (0.61)         (2.32)
                                          ----------     ----------     ----------     ------------    ----------     -----------
Net Asset Value, End of Period ..........   $24.31         $20.16         $17.81          $13.92         $15.08         $24.30
                                          ==========     ==========     ==========     ============    ==========     ===========
  Total Return(3) .......................   34.52%         24.15%         36.88%          (0.55)%        11.31%          1.28%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...................    0.65%          0.62%          0.67%           0.73%          0.75%        0.94%(4)

Ratio of Net Investment Income
to Average Net Assets ...................    1.81%          2.32%          2.61%           2.96%          2.90%        1.22%(4)

Portfolio Turnover Rate .................    102%            92%            70%             68%            31%           102%

Average Commission Paid per
Share of Equity Security Traded .........   $0.0443        $0.0389        $0.0300          --(5)          --(5)         $0.0443

Net Assets, End
of Period (in thousands) ................ $1,795,124      $717,695       $373,701        $224,939       $230,191        $3,720

(1) December 15, 1997 (commencement of sale) through December 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.

See Notes to Financial Statements


30      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors of the American Century Quantitative Equity Funds and Shareholders of the American Century Equity Growth Fund and American Century Income & Growth Fund:


  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century Equity Growth Fund and American Century Income & Growth Fund (two of the five Funds comprising American Century Quantitative Equity Funds) (the Funds) as of December 31, 1997, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets as of December 31, 1996 and related financial highlights for the four years in the period ended December 31, 1996, were audited by other auditors, whose report, dated February 7, 1997, expressed an unqualified opinion on those statements.


  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                        Coopers & Lybrand L.L.P.

Kansas City, Missouri
February 10, 1998


ANNUAL REPORT                     REPORT OF INDEPENDENT ACCOUNTANTS       31


                      SHARE CLASS AND RETIREMENT ACCOUNT
                                  INFORMATION

SHARE CLASSES

    Until September 2, 1997, Equity Growth and Income & Growth funds issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual management fee and did not pay any commissions or other fees.

    Now more shares are purchased through financial intermediaries (who ordinarily are compensated for the services they provide). In September 1997, American Century began to offer three classes of shares for Equity Growth and Income & Growth funds. One class is for investors buying directly from American Century, one is for investors buying through financial intermediaries, and the third is for large institutional customers.

    The original class of shares is called the INVESTOR CLASS. All shares issued and outstanding before September 2, 1997, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 2, 1997. Investor Class shareholders pay no commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

    In addition, there is an ADVISOR CLASS, sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than that of the Investor Class.

    There is also an INSTITUTIONAL CLASS, available to endowments, foundations, defined-benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. The total expense ratio of the Institutional Class is 0.20% less than the total expense ratio of the Investor Class shares. The Institutional Class had not commenced as of December 31, 1997, for Equity Growth or Income & Growth.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

IMPORTANT NOTICE FOR ALL IRA AND 403(B) SHAREHOLDERS

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Conversions/ Redemptions form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


        SHARE CLASS AND RETIREMENT
32      ACCOUNT INFORMATION                         AMERICAN CENTURY INVESTMENTS


                                     NOTES


ANNUAL REPORT                                                 NOTES       33


                                     NOTES


34      NOTES                                      AMERICAN CENTURY INVESTMENTS


                                     NOTES

ANNUAL REPORT                                                 NOTES       35


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    American Century's quantitative equity funds are managed to provide returns that are representative of the U.S. stock market as a whole. The funds' investment management team employs a computer model as a key tool in making investment decisions. A stock-ranking model analyzes more than 2,500 U.S. stocks, giving each a score based on growth and value measures such as cash flow, earnings growth, and price/book ratio. Once the stocks are ranked, a computer program helps create a portfolio that balances high-scoring stocks with an overall risk level that is comparable to the broader stock market.

    EQUITY GROWTH seeks capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500.

    INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a yield that is 30% higher than the yield of the S&P 500.

COMPARATIVE INDICES

    The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

    The RUSSELL 2000 is an index created by the Frank Russell Company that is considered to be a broad measure of the stock price performance of small companies. It is composed primarily of small-capitalization U.S. stocks.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Ratings are not included for periods of less than one year.

    The Lipper categories for Equity Growth and Income & Growth are:

    GROWTH FUNDS (Equity Growth)--funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

    GROWTH  &  INCOME   FUNDS   (Income   &   Growth)--funds   that   combine  a
growth-of-earnings orientation and an income requirement for level and/or rising dividends.

INVESTMENT TEAM LEADERS

     EQUITY GROWTH:
     Portfolio Managers       Jeff Tyler
                              Bill Martin

     INCOME & GROWTH:
     Portfolio Managers       John Schniedwind
                              Kurt Borgwardt


36      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 29-30.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES--the number of different companies held by the fund on a given date.

* DIVIDEND YIELD--a percentage return calculated by dividing the fund's dividend distributions over the past year by its current share price.

* PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share are calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER--the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

* BLUE-CHIP STOCKS--stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca Cola.

* GROWTH STOCKS--generally considered to be stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of technology, healthcare and consumer goods companies.

* LARGE-CAPITALIZATION (LARGE-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION (MID-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION (SMALL-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

* PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


ANNUAL REPORT                                              GLOSSARY       37

[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


(c) 1998 AMERICAN CENTURY SERVICES CORPORATION  FUNDS DISTRIBUTOR, INC.


9802           [recycled logo]
SH-BKT-11218      Recycled

                                    ANNUAL
                                    REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)


                               DECEMBER 31, 1997

                                   AMERICAN
                                    CENTURY
                                     GROUP

                                  Global Gold
                           Global Natural Resources

                               TABLE OF CONTENTS

Report Highlights ..........................................................   1
Our Message to You .........................................................   2
Market Perspective .........................................................   3
Global Gold
           Performance & Portfolio Information .............................   5
           Management Q & A ................................................   6
           Schedule of Investments .........................................   9
           Financial Highlights ............................................  23
Global Natural Resources
           Performance & Portfolio Information .............................  11
           Management Q & A ................................................  12
           Schedule of Investments .........................................  15
           Financial Highlights ............................................  24
Statements of Assets and Liabilities .......................................  17
Statements of Operations ...................................................  18
Statements of Changes in Net Assets ........................................  19
Notes to Financial Statements ..............................................  20
Report of Independent Accountants ..........................................  25
Retirement Account Information .............................................  26
Background Information
           Investment Philosophy & Policies ................................  28
           Comparative Indices .............................................  28
           Lipper Rankings .................................................  28
           Investment Team Leaders .........................................  28
Glossary ...................................................................  29

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                  AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                                 Global Gold
                           Global Natural Resources

We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.

American Century and Benham Group are registered marks of American Century Services Corporation.


                                                   AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

GOLD

* Despite brief rallies, the price of gold bullion tumbled to its lowest level in 18 years.

* One of the most influential factors driving gold prices lower was excess above-ground supply as central banks unloaded excess reserves.

* A mid-year announcement of gold reserve sales by Australia's central bank and a year-end statement of similar intentions by the Swiss caused gold prices to crumble.

*   The lower costs and more  diversified  hedging  strategies of North American
    mining  companies   allowed  them  to  fare  better  than  mining  companies
    elsewhere.

NATURAL RESOURCES

* An overabundance of supply, unusually warm winters and, most significantly, turbulence in Asian economies, combined to send commodity prices lower in 1997.

* Crude oil futures fell by 32%, to $17.64 a barrel. Heating oil and gasoline, which are derived from crude oil, also fell.

* Nonferrous metals performed well early in the year, but the currency crisis in Asia sent prices sharply lower by year's end because of slackening demand for resources.

* Energy stocks outperformed basic materials stocks for the period thanks to more stable demand for energy.

GLOBAL GOLD

* Due to falling gold prices, the fund posted sharp losses for 1997, but managed to surpass the average return of other gold-oriented funds and its benchmark's return.

* We maintained a focus on large-cap North-American gold companies like Barrick Gold and Newmont Mining because their more effective hedging strategies and lower production costs allowed them to weather the turbulent market conditions better than the average small-cap gold company.

* Going forward, we will continue to monitor Asian developments, while focusing on large-cap gold stocks. We may also look to selectively add intermediate-cap gold production stocks, particularly from Australia.

GLOBAL NATURAL RESOURCES

* The fund outperformed the average natural resources fund, but its returns were limited by falling commodity prices.

* Holding few gold and basic materials stocks contributed to the fund's above-average performance.

* Going forward, we will probably maintain a bias toward energy stocks, which we feel should perform well compared with other natural resource sectors even if Asian economic turmoil continues in the near future.

                GLOBAL GOLD

TOTAL RETURNS:              AS OF 12/31/97
      6 Months                    -25.70%*
      1 Year                       -41.47%

NET ASSETS:                 $246.0 million
      (AS OF 12/31/97)

INCEPTION DATE:                    8/17/88

TICKER SYMBOL:                       BGEIX


                   GLOBAL
              NATURAL RESOURCES

TOTAL RETURNS:              AS OF 12/31/97
     6 Months                      -5.37%*
     1 Year                          2.50%

NET ASSETS:                  $46.6 million
     (AS OF 12/31/97)

INCEPTION DATE:                    9/15/94

TICKER SYMBOL:                       BGRIX

* Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 29.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    American Century Global Gold experienced negative returns in 1997, reflecting a dramatic decline in the price of gold and gold stocks. The price of gold plunged by more than 21% during the year as a number of central banks sold gold reserves, the dollar gained in strength, and Asia's economic woes deepened.

    Returns for Global Natural Resources were modestly positive for the year--though the fund significantly outperformed many of its peers. Natural resources stocks were hurt by concerns that Asia's troubles will significantly lessen overall demand for many raw materials. On the following pages, our investment management team provides further details on the markets and how your fund was managed.

    On the corporate front, the past year was an eventful one for American Century. A major focus during the latter half of the year was the negotiation of a business partnership with J.P. Morgan & Co., which became a significant minority shareholder in American Century on January 15, 1998.

    On a more personal note, 1997 was the year we said farewell to James M. Benham, founder of the Benham Group of mutual funds. Mr. Benham, who announced his retirement in December, was a pioneer in the no-load mutual fund industry and the father of the first money market fund for individual investors. With the integration of Benham and Twentieth Century successfully completed, Mr. Benham felt it was time to step back from the business and enjoy a well-earned retirement, confident that he leaves the funds he founded in very capable hands. Much of the Benham culture has become a part of American Century, including the educational investor seminar program Mr. Benham created. Two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

    Looking forward, 1998 marks the 40th year since American Century launched its first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money and combination funds that provide investors with such a wide range of choice and flexibility.

    Whatever  your  financial   goals,  we  believe   American  Century  has  an
outstanding lineup of funds to help you reach them.

    Sincerely,

/s/James E. Stowers III                    /s/James M. Benham
James E. Stowers III                       James M. Benham
Chief Executive Officer                    Vice Chairman
American Century Investment                American Century Investment
   Management, Inc.                           Management, Inc.


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

GOLD BULLION

    The year was a difficult one for gold investors, with many more factors depressing prices in 1997 than supporting them. Despite brief rallies in February and early October, the price of gold tumbled from $369 per troy ounce in January to as low as $283 per troy ounce--its lowest level in 18 years.

Increased Production

    Adding to excess gold supplies was an unexpected increase in mine production, which rose an estimated 2.3% during 1997. Overall output increased in Australia, China, Indonesia, the U.S. and several other countries, while tapering off in Canada, Chile and South Africa.

    Two factors supporting prices during the period were a 47% jump in jewelry consumption by India, and greater jewelry demand from the Middle East, where the quantity of gold absorbed surpassed all previous records.

Excess Supply

    One of the most influential factors driving gold prices lower for 1997 was excess above-ground supply. The continued sentiment shift by central banks--which hold a quarter of the world's gold reserves--away from gold as a store of value had the greatest impact on supply and cast a pall on investor confidence.

    Sales of excess gold reserves by the Australians and Swiss had the most detrimental impact on prices. In early July, gold prices fell sharply after Australian central bankers announced that they had sold two-thirds of the country's gold reserves earlier in the year. An admission that the reserves were sold in favor of higher returns elsewhere came as an even more unwelcome shock to the market. Within a week of the announcement, gold prices tumbled by $15.

    Switzerland's impact on the market began in March, when central bankers revealed a plan to sell reserves to fund humanitarian aid. In October, the market was further traumatized when the Swiss Finance Ministry stated that the country's gold reserves might be too high. Switzerland is well known for its currency stability and staunch defense of gold, so the potential sale lent credence to the notion that world central banks were holding too much of the precious metal. Concerned that other European countries might follow suit, especially to help balance their budgets before the start of European Economic and Monetary Union, investors pushed gold prices lower.

    The Asian economic crisis that began in July also had a pronounced impact on the price of gold, but an even more dire impact on other commodities prices (see next page). With the U.S. dollar strengthening and Southeast Asian currencies weakening, demand for gold jewelry in Southeast Asia largely evaporated as economic hardships grew.

    The U.S. economy's steady, non-inflationary growth also tarnished gold's allure as an inflation hedge. Instead, many overseas investors turned to shorter-term U.S. Treasury securities, which benefited from the strengthening U.S. dollar and high "real" interest rates (nominal rates minus inflation).

GOLD RETURNS AT A GLANCE
                                      Total Returns for the
                                       Year Ended 12/31/97
Gold Stocks
     FT-SE(reg.tm) Gold Mines Index          -41.97%
        African Region                       -47.90%
        North American Region                -38.30%
        Australian Region                    -47.90%
     Average Gold-Oriented Fund(1)           -42.33%

Gold Bullion
     Spot Price of Gold                      -21.40%

U.S. Inflation
     Consumer Price Index (CPI)               1.70%

(1) According to Lipper Analytical Services.

Sources: Financial Times, Dow Jones, Bloomberg Financial Markets


ANNUAL REPORT                                    MARKET PERSPECTIVE       3


                              MARKET PERSPECTIVE

GOLD STOCKS

    Gold stocks were hurt by the downward spiral of gold prices (see the chart on page 3). Throughout the year, the lower costs and more-diversified hedging strategies of large-cap gold mining stocks allowed them to weather the tempest better than smaller-cap issues. Along those lines, North American gold stocks performed notably better than any others during 1997. In contrast, the high production costs faced by South African mining companies caused that area's gold stocks to be some of 1997's worst performers. Australian mining stocks tied for last place, partly because of the depreciation of the Australian dollar relative to the U.S. dollar.

COMMODITIES

    In general, commodities provided disappointing returns in 1997. Prices were hurt by a barrage of factors that included an overabundance of supply, unusually warm winters, and--most significantly--turbulence in Asian economies. The Journal of Commerce Industrial Commodities Index fell 8.48% for the year, while the Commodity Research Bureau Commodities Index fell 5.64% to finish at its lowest level in three years.

    Unusually warm winters in both the U.S. and Europe took a toll on crude oil and natural gas markets, sending the energy-weighted Goldman Sachs Commodities Index tumbling 17.25% for the year. Crude oil prices rose to a post-Persian Gulf War high in January, but fell during the rest of the year as a result of oversupply. Behind the increased supply were the Iraq "oil-for-aid" sales and the continued over-supply from OPEC.

    As 1997 wound to a close, OPEC announced its intention to increase production by nearly 10%, driving prices down even further. Starting the year at $25.92 a barrel, crude oil prices finished at $17.64-- a 32% drop. Heating oil and gasoline, which are derived from crude oil, also fell in 1997.

    Nonferrous metal prices rose during the first half of the year as the warm winter led to an early building season. However, the economic crisis in Asia took a heavy toll on copper (used in wires, pipes and electronics), which fell 25% in price for the year. Copper prices crumbled amid investor concern that the turbulence in Asia--where economies collapsed and their currencies were devalued--would quickly spread to Europe, thus eliminating two major sources of demand. (Asia and Europe are the world's second- and third-largest copper consumers.) In addition, news of increased copper production in late 1997 and early 1998 came at time when prices were already falling. After a summer peak of over $1.23 a pound, the price of copper ended the year at a meager 76 cents.

    In contrast, zinc prices held up fairly well during 1997, thanks to faster-than-expected growth in both Europe and Japan. Aluminum prices also remained fairly stable, primarily due to the strict monitoring of supply and demand levels by industry leaders like Alcoa, Alcan and RJ Reynolds.

NATURAL RESOURCES STOCKS

Energy

    Energy stocks produced better returns than basic materials stocks returns during 1997, but they fell overall because of declining oil and gas prices. The best performers were international oil companies that were diversified among all three aspects of crude oil--chemical, production and refining. The worst performers in this sector were shares of small exploration and production companies, which are more vulnerable than larger companies to declines in oil prices.

Basic Materials

    Basic materials stocks performed well during the second quarter, fueled in part by the Federal Reserve's decision to hold interest rates steady after raising them once in March.

    After rising nearly 15% in the second quarter, paper stocks fell throughout the rest of the year as an overabundance of supply and declining demand from Asia led to lower prices overall. Problems in Asia also translated into weakened demand for base metals, sending stocks lower as a result.


4      MARKET PERSPECTIVE                     AMERICAN CENTURY INVESTMENTS

                                  GLOBAL GOLD
                                                                                         AVERAGE ANNUAL RETURNS
                                             6 MONTHS         1 YEAR           3 YEARS         5 YEARS     LIFE OF
FUND(1)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF DECEMBER 31, 1997(2)
  Global Gold ...........................   -25.70%          -41.47%          -14.63%          -1.27%        -3.49%
  Fund Benchmark(+) .....................   -24.02%          -41.97%          -15.91%          -2.08%        -3.13%(3)
  Average Gold-Oriented Fund(4) .........   -29.20%          -42.33%          -14.54%           0.27%        -3.31%(5)
  Fund's Ranking Among
     Gold-Oriented Funds(4) .............      --          22 out of 41     18 out of 32    18 out of 26    13 out of 20(5)

(1) Inception date was August 17, 1988.

(2) Returns for periods less than one year are not annualized.

(3) Since 8/31/88, the date nearest the fund's inception for which benchmark return data are available.

(4) According to Lipper Analytical Services.

(5) Since 8/18/88, the date nearest the fund's inception for which Lipper return data are available.

See pages 28-29 for more information about returns, the comparative indices and Lipper fund rankings.


[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 8/31/88*

                                 Value on 12/31/97
              Fund Benchmark+        Global Gold      MSCI World Stock Index
8/31/88            $10,000            $10,000            $10,000
9/30/88            $9,348             $9,406             $10,426
10/31/88           $9,436             $9,417             $11,122
11/30/88           $9,657             $9,608             $11,511
12/31/88           $9,187             $9,137             $11,617
1/31/89            $9,305             $9,207             $12,039
2/28/89            $10,102            $9,985             $11,966
3/31/89            $9,680             $9,540             $11,891
4/30/89            $9,086             $8,955             $12,167
5/31/89            $8,661             $8,541             $11,871
6/30/89            $9,344             $9,167             $11,739
7/31/89            $9,497             $9,278             $13,068
8/31/89            $9,974             $9,722             $12,753
9/30/89            $10,393            $10,086            $13,115
10/31/89           $10,774            $10,439            $12,680
11/30/89           $12,430            $11,963            $13,189
12/31/89           $12,323            $11,871            $13,615
1/31/90            $13,113            $12,580            $12,981
2/28/90            $12,401            $11,891            $12,427
3/31/90            $11,610            $11,131            $11,678
4/30/90            $10,196            $9,762             $11,512
5/31/90            $11,189            $10,715            $12,726
6/30/90            $10,530            $10,066            $12,638
7/31/90            $11,513            $10,999            $12,755
8/31/90            $11,249            $10,756            $11,563
9/30/90            $11,319            $10,816            $10,347
10/31/90           $9,287             $8,860             $11,314
11/30/90           $8,910             $8,515             $11,130
12/31/90           $10,001            $9,564             $11,365
1/31/91            $8,259             $7,897             $11,784
2/28/91            $8,998             $8,592             $12,876
3/31/91            $8,840             $8,429             $12,499
4/30/91            $8,529             $8,122             $12,598
5/31/91            $8,867             $8,429             $12,886
6/30/91            $9,585             $9,094             $12,092
7/31/91            $9,392             $8,909             $12,666
8/31/91            $8,402             $7,979             $12,628
9/30/91            $8,503             $8,030             $12,962
10/31/91           $9,031             $8,541             $13,174
11/30/91           $9,192             $8,684             $12,602
12/31/91           $8,987             $8,490             $13,522
1/31/92            $9,146             $8,654             $13,274
2/29/92            $8,825             $8,316             $13,047
3/31/92            $8,016             $7,567             $12,435
4/30/92            $7,673             $7,239             $12,610
5/31/92            $8,299             $7,813             $13,113
6/30/92            $8,855             $8,316             $12,676
7/31/92            $9,409             $8,808             $12,711
8/31/92            $9,236             $8,592             $13,023
9/30/92            $9,344             $8,510             $12,906
10/31/92           $8,864             $8,151             $12,558
11/30/92           $7,752             $7,321             $12,785
12/31/92           $8,254             $7,755             $12,891
1/31/93            $8,013             $7,519             $12,937
2/28/93            $8,873             $8,330             $13,245
3/31/93            $10,002            $9,440             $14,016
4/30/93            $11,510            $10,703            $14,668
5/31/93            $12,803            $11,915            $15,008
6/30/93            $13,641            $12,675            $14,885
7/31/93            $14,909            $13,651            $15,194
8/31/93            $13,703            $12,593            $15,893
9/30/93            $11,945            $11,011            $15,602
10/31/93           $13,971            $12,891            $16,034
11/30/93           $13,754            $12,901            $15,130
12/31/93           $15,017            $14,054            $15,873
1/31/94            $15,002            $14,085            $16,922
2/28/94            $14,264            $13,375            $16,706
3/31/94            $14,753            $13,643            $15,989
4/30/94            $12,941            $12,059            $16,486
5/31/94            $13,729            $12,800            $16,531
6/30/94            $13,049            $12,101            $16,488
7/31/94            $12,886            $11,977            $16,804
8/31/94            $13,666            $12,697            $17,313
9/30/94            $15,259            $14,198            $16,861
10/31/94           $13,677            $12,810            $17,344
11/30/94           $11,943            $11,124            $16,595
12/31/94           $12,494            $11,700            $16,759
1/31/95            $10,965            $10,306            $16,510
2/28/95            $11,647            $10,967            $16,754
3/31/95            $13,535            $12,630            $17,565
4/30/95            $13,271            $12,454            $18,181
5/31/95            $13,729            $12,836            $18,340
6/30/95            $13,744            $12,846            $18,338
7/31/95            $13,836            $12,929            $19,259
8/31/95            $13,911            $13,063            $18,833
9/30/95            $14,043            $13,198            $19,385
10/31/95           $12,139            $11,411            $19,084
11/30/95           $13,628            $12,681            $19,750
12/31/95           $13,641            $12,783            $20,331
1/31/96            $16,091            $15,036            $20,703
2/29/96            $16,345            $15,315            $20,832
3/31/96            $16,388            $15,211            $21,183
4/30/96            $16,336            $15,160            $21,685
5/31/96            $16,689            $15,780            $21,707
6/30/96            $14,160            $13,351            $21,821
7/31/96            $14,013            $13,134            $21,054
8/31/96            $14,263            $13,660            $21,300
9/30/96            $13,002            $12,771            $22,138
10/31/96           $13,184            $12,771            $22,296
11/30/96           $13,167            $12,606            $23,550
12/31/96           $12,804            $12,430            $23,177
1/31/97            $11,924            $11,662            $23,460
2/28/97            $13,393            $13,263            $23,734
3/31/97            $11,493            $11,167            $23,268
4/30/97            $10,311            $10,212            $24,033
5/31/97            $11,023            $10,837            $25,521
6/30/97            $9,780             $9,789             $26,798
7/31/97            $9,929             $9,767             $28,036
8/31/97            $9,914             $9,844             $26,165
9/30/97            $10,708            $10,594            $27,590
10/31/97           $8,718             $8,718             $26,142
11/30/97           $6,864             $6,809             $26,609
12/31/97           $7,430             $7,276             $26,937

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the indices' total return lines do not.

* 8/31/88 is the date nearest the fund's inception for which comparable performance data exist. The fund's actual inception date was 8/17/88.


PORTFOLIO AT A GLANCE
                            12/31/97          12/31/96
Number of Companies            54                55
Portfolio Turnover             28%               45%
Expense Ratio                 0.67%             0.62%


(+) From the fund's inception through February 1996, the fund's benchmark was the Benham North American Gold Equities Index. From March 1996 to the present, the fund's benchmark has been the FT-SE(reg.tm) Gold Mines Index.


ANNUAL REPORT                                           GLOBAL GOLD       5


                                  GLOBAL GOLD

MANAGEMENT Q & A

    An interview with Bill Martin, a portfolio manager on the Global Gold investment team.

HOW DID THE FUND PERFORM IN 1997?

    Due to falling gold prices, the fund posted sharp losses, but managed to surpass the average return of other gold-oriented funds and the return of its benchmark. For the year ended December 31, 1997, the fund returned -41.47%, compared with the -42.33% average return of the 41 "Gold-Oriented Funds" tracked by Lipper Analytical Services. The fund's return was also slightly above the -41.97% return of its benchmark, the FT-SE(reg.tm) Gold Mines Index. (See the Total Returns table on the previous page for other fund performance comparisons.)

    The fund's overweighting in North American stocks, which performed well compared with those in other gold-producing regions, likely helped to mitigate the fund's losses. An underweighting in Australian and South African stocks, which were the year's two worst performers, also helped returns.

WERE THERE ANY BRIGHT SPOTS AMONG THE FUND'S HOLDINGS?

    A few stocks we held fared very well compared with the general performance of gold stocks. One was Stillwater Mining, which finished the year down only 7% last year. We liked Stillwater, which is the only North American platinum mining stock available, because they were expected to increase production, and the company's shares were available

[bar graph - data below]

GLOBAL GOLD'S ONE-YEAR RETURNS SINCE INCEPTION
(Periods ended December 31)

              Global Gold        Fund Benchmark+
12/88*            -8.63%            -8.13%
12/89             29.93%            34.13%
12/90            -19.43%           -18.84%
12/91            -11.23%           -10.14%
12/92             -8.65%            -8.16%
12/93             81.22%            81.94%
12/94            -16.75%           -16.80%
12/95              9.25%             9.18%
12/96             -2.76%            -6.63%
12/97            -41.47%           -41.97%

This graph illustrates the fund's returns since its inception and compares them with the benchmark's returns. The fund's total returns include operating expenses, while the benchmark's returns do not.

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* Return from 8/31/88 (the date nearest the fund's inception for which benchmark return data are available) to 12/31/88.

(+) From inception  through  February 1996, the fund's  benchmark was the Benham
    North American Gold Equities Index. From March 1996 to December 1997, the fund's benchmark was the FT-SE(reg.tm) Gold Mines Index. For more information about the fund's benchmark, see the Background Information on page 28.


6      GLOBAL GOLD                            AMERICAN CENTURY INVESTMENTS


                                  GLOBAL GOLD

at attractive prices. Supply disruptions with Russian output kept platinum supplies limited, allowing prices to remain fairly flat for 1997. Since gold prices fell sharply, while platinum prices were stable, our choice proved a good one.

    We held Euro-Nevada Mining, which fell only 5% in 1997, and we also held Franco-Nevada Mining, which fell only 9%. These two companies stake gold claims and then receive royalties from large companies like Barrick Gold, which are allowed to mine the sites for a fee. Since companies like these are revenue based and receive a steady income stream, they held their value better than traditional gold stocks, which were hurt by falling gold prices.

BARRICK GOLD AND NEWMONT MINING REMAINED THE FUND'S TOP TWO HOLDINGS. WHY ARE THEY ATTRACTIVE?

    Barrick and Newmont are the two largest gold mining companies in the world, based on market capitalization. Their better hedging strategies and lower production costs allow them to weather turbulent market conditions better than the average small-cap gold company. The two are also well positioned should merger activity in the industry gain momentum. If gold prices turn around, there's also the potential for these shares to be snapped up by fund managers looking to diversify a small part of their portfolios.

SPEAKING OF PRICES TURNING AROUND, DOES IT STILL MAKE SENSE TO INVEST IN GOLD?

    Absolutely. Keep in mind that gold tends to perform well when other financial assets, like stocks and bonds, are performing poorly. With the broader U.S. stock market having just completed a third year of record gains and U.S. Treasury yields ending 1997 below the psychologically important 6% level, it's not surprising that the fund's returns suffered.

    However, it seems unlikely that our Goldilocks economy and impressive stock gains will last forever. That's where diversification becomes an important part of the picture. From a fundamental perspective, allocating a small portion of your assets in an inflation hedge like gold may help to smooth out long-term returns.

AS OF DECEMBER 31, 1997, THE FUND'S BENCHMARK CHANGED BACK TO A PROPRIETARY INDEX. WHY?

    Through both geographic location and company size, we want to offer shareholders a broad-based exposure to the gold market. To achieve this, we need the ability to purchase small-company mining stocks that we feel have the potential to increase returns. The new benchmark will allow greater flexibility than was offered by the previous benchmark, the FT-SE(reg.tm) Gold Mines Index.

WHAT'S YOUR OUTLOOK FOR GOLD PRICES GOING FORWARD?

    Developments in Asia are likely to be a significant factor. Jewelry demand for gold is primarily driven by Southeast Asia, China and India.

    In a worst-case scenario, Asian economic turmoil could turn from bad to disastrous. Currency devaluations in countries like Indonesia, Thailand and Korea could potentially place too much pressure on the growth of neighboring countries and cause further devaluations in the region. If China had to devalue its currency in order to keep the prices of its goods competitive, Hong Kong would likely be forced to follow suit. This

TOP TEN HOLDINGS                      % of fund investments

                                     As of             As of
                                    12/31/97          6/30/97

Barrick Gold Corp.                   16.0%             15.3%
Newmont Mining Corp.                 13.7%             16.2%
Placer Dome Inc.                     11.4%              8.9%
Normandy Mining Limited               4.5%              3.2%
Homestake Mining Co.                  3.6%              3.7%
Driefontein Consolidated Ltd.         3.3%              2.8%
Battle Mountain Gold Co.              2.8%              1.1%
Euro-Nevada Mining Corporation        2.5%              2.0%
Ashanti Goldfields Company Ltd.       2.4%              2.6%
Franco Nevada Mining Corp. Ltd.       2.2%              2.1%


ANNUAL REPORT                                           GLOBAL GOLD       7


                                  GLOBAL GOLD

combination could in turn place enough pressure on Japan to devalue its currency as well.

    If this scenario played out, demand for gold in the area could evaporate, causing prices to head lower until the region stabilized.

    In a best-case scenario, Indonesia, Korea and Thailand would receive the financial aid they need to stabilize their economies. China would not be forced to devalue its currency, Japan would finally start to see its economy improve, and growth in Europe and the U.S. would continue at a moderate pace. This could lead to a rally in gold prices.

    Any announcements of further gold reserve sales by central banks also could play a big part in the future movement of gold prices.

WILL THE APPROACH OF EUROPEAN ECONOMIC AND MONETARY UNION (EMU) HAVE A SIGNIFICANT IMPACT ON GOLD PRICES IN THE COMING YEAR?

    Yes. During the first week of April, central bankers from EMU-member countries will meet to set exchange-rate policies. They will also discuss the amount of gold reserves necessary to back the new unified European currency.

    If bankers decide that gold should play a strong role in the new currency, this could give a significant lift to gold prices. This is certainly a possibility given that Germany and France dominate the EMU, and these countries have previously been strong defenders of gold reserves. However, there is also a chance that the committee will decide that gold's role in backing the unified currency will be insignificant, which could further depress prices.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

    We will continue to monitor developments in Asia. We are also likely to maintain our focus on large-cap gold stocks in the near term, but may selectively add intermediate-cap gold production stocks from Australia.

    These stocks have fallen to particularly attractive levels in the wake of last year's sharp decline in gold prices. The strength of the U.S. dollar relative to the Australian dollar also makes these companies attractive--they sell U.S. dollar-based gold, but pay costs in Australian dollars. That means the companies make even larger profits since they also benefit from the difference in exchange rates. We intend to make sure the companies we choose have skilled management teams and plenty of cash on hand to weather the current market environment. Another important criteria will be the company's ability to produce gold at a very low cost.

[pie charts]

GEOGRAPHIC COMPOSITION (as of 12/31/97)
Canada             48%
U.S.               25%
South Africa       15%
Australia          10%
Ghana               2%

GEOGRAPHIC COMPOSITION (as of 6/30/97)
Canada             46%
U.S.               29%
South Africa       14%
Australia           8%
Ghana               3%


8      GLOBAL GOLD                            AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                                 GLOBAL GOLD

DECEMBER 31, 1997


Shares                                                                   Value
------------------------------------------------------------------------------------
COMMON STOCKS

AUSTRALIA--9.4%

                 1,411,000  Acacia Resources Limited(1)            $    1,286,973

                   300,000  Goldfields Limited                            230,631

                 1,500,000  Great Central Mines Limited                 1,612,463

                 1,150,000  Lihir Gold Limited(1)                       1,198,760

                 1,716,578  Newcrest Mining Limited(1)                  1,867,645

                11,399,500  Normandy Mining Limited                    11,065,893

                 1,525,000  Plutonic Resources Ltd.                     4,252,341

                   725,000  Sons of Gwalia Limited                      1,653,181
                                                                 ---------------------

                                                                       23,167,887
                                                                 ---------------------

CANADA--48.3%

                   250,000  Arizona Star Resource Corp.(1)                398,811

                   159,500  Banro Resource Corporation(1)                 585,884

                 2,111,066  Barrick Gold Corp.                         39,318,603

                 1,189,000  Battle Mountain Gold Co.                    6,985,375

                   275,000  Bema Gold Corp.(1)                            654,189

                   350,000  Boliden Limited Installment
                                Receipts (Acquired 6/11/97,
                                Cost $2,019,401)(1)(2)                    893,825

                   649,400  Cambior, Inc.                               3,839,319

                   834,800  Echo Bay Mines Ltd.(1)                      2,034,825

                   457,500  Euro-Nevada Mining Corporation              6,194,085

                   105,000  Francisco Gold Corp.(1)                       771,384

                   279,400  Franco Nevada Mining Corp. Ltd.             5,493,189

                   300,000  Goldcorp, Inc. Cl A(1)                      1,185,937

                   400,000  Golden Knight Resources, Inc.(1)              945,951

                   350,000  Greenstone Resources Ltd.(1)                1,665,209

                   175,000  Indochina Goldfields Ltd.(1)                  356,306

                 1,148,800  Kinross Gold Corp.(1)                       3,898,150

                   927,000  Meridian Gold Inc.(1)                       2,660,589

                   566,300  Miramar Mining Corp.(1)                     1,129,218

                   450,000  Nevsun Resources Ltd.(1)                    1,146,056

                 2,217,600  Placer Dome Inc.                           28,135,800

                   395,000  Romarco Minerals, Inc.(1)                     842,925

                   869,500  Royal Oak Mines Inc.(1)                     1,358,594

                   107,000  Sutton Resources Ltd.(1)                      722,442

                   160,000  Teck Corporation Cl B                       2,412,454

                 1,482,200  TVX Gold, Inc.(1)                           5,029,153

                   608,500  Yamana Resources, Inc.(1)                     327,826
                                                                 ---------------------

                                                                      118,986,099
                                                                 ---------------------


Shares                                                                   Value
------------------------------------------------------------------------------------

GHANA--2.4%

                   788,273  Ashanti Goldfields Company
                                Ltd. GDR                           $    5,912,048
                                                                 ---------------------

SOUTH AFRICA--14.7%

                 1,342,892  Avgold Ltd.(1)                              1,048,595

                   705,000  Beatrix Mines Limited                       2,426,539

                    40,000  De Beers Centenary AG ADR                     821,250

                 1,200,000  Driefontein Consolidated Ltd.               8,137,265

                   760,000  Elandsrand Gold Mining
                                Company Ltd.                            1,897,462

                   475,000  Free State Consolidated Gold
                                Mines Limited                           2,161,975

                   920,000  Kloof Gold Mining Company Ltd.              3,081,475

                   475,000  Randfontein Estates Gold Mining
                                Company, Witwaterstrand, Ltd.(1)          717,405

                   190,000  Southvaal Holdings Limited                  2,928,182

                   135,000  Vaal Reefs Exploration & Mining
                                Company Ltd.                            5,409,432

                   825,000  Western Areas Gold Mining
                                Company Ltd.(1)                         4,543,306

                   165,000  Western Deep Levels Limited                 3,051,474
                                                                 ---------------------

                                                                       36,224,360
                                                                 ---------------------

UNITED STATES--23.7%

                   400,000  Amax Gold Inc.(1)                             925,000

                   418,100  Crown Resources Corp.(1)                    1,750,794

                   316,400  Freeport-McMoRan Copper &
                                Gold, Inc. Cl A                         4,844,875

                   177,100  Getchell Gold Corp.(1)                      4,250,400

                   996,276  Homestake Mining Co.                        8,841,950

                 1,148,875  Newmont Mining Corp.                       33,748,203

                   250,000  Stillwater Mining Co. (Acquired
                                8/18/95, Cost $5,375,000)(1)(2)         4,187,500
                                                                 ---------------------

                                                                       58,548,722
                                                                 ---------------------

TOTAL COMMON STOCKS--98.5%                                            242,839,116
                                                                 ---------------------
   (Cost $375,107,510)

See Notes to Financial Statements


ANNUAL REPORT                                           GLOBAL GOLD       9


                            SCHEDULE OF INVESTMENTS
                                  GLOBAL GOLD

DECEMBER 31, 1997


Principal Amount                                                          Value
-------------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS--1.5%

       Repurchase Agreement, BA Security Services,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 6.50%, dated 12/31/97,
              due 1/2/98 (Delivery value $3,601,300)               $    3,600,000
                                                                 ---------------------
   (Cost $3,600,000)

TOTAL INVESTMENT SECURITIES--100.0%                                  $246,439,116
                                                                 =====================
   (Cost $378,707,510)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

(1)  Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at December 31, 1997, was $5,081,325, which represented 2.1% of net assets.

See Notes to Financial Statements


10      GLOBAL GOLD                            AMERICAN CENTURY INVESTMENTS


                            GLOBAL NATURAL RESOURCES
                                                                                 AVERAGE ANNUAL RETURNS
                                             6 MONTHS          1 YEAR          3 YEARS       LIFE OF
FUND(1)
---------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF DECEMBER 31, 1997(2)
  Global Natural Resources ...............   -5.37%            2.50%           10.61%           8.46%
  Fund Benchmark .........................   -6.35%            4.67%           11.77%           9.57%(3)
  Average Natural Resources Fund(4) ......   -3.83%            0.06%           15.75%          13.53%
  Fund's Ranking Among Natural
    Resources Funds(4) ...................     --          17 out of 44     23 out of 34     20 out of 28

(1) Inception date was September 15, 1994.

(2) Returns for periods less than one year are not annualized.

(3) Since 9/30/94, the date nearest the fund's inception for which benchmark returns are available.

(4) According to Lipper Analytical Services.

See pages 28-29 for more information about returns, the fund's benchmark and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 9/30/94*

                                Value on 12/31/97
                    Fund              Global              DJ World
                 Benchmark       Natural Resources      Stock Index
Sep-94            $10,000             $10,000             $10,000
Oct-94            $10,398             $10,355             $10,274
Nov-94            $9,743              $9,737              $9,790
Dec-94            $9,711              $9,789              $9,854
Jan-95            $9,524              $9,616              $9,660
Feb-95            $9,700              $9,789              $9,785
Mar-95            $10,157             $10,227             $10,242
Apr-95            $10,535             $10,644             $10,601
May-95            $10,584             $10,675             $10,711
Jun-95            $10,409             $10,471             $10,711
Jul-95            $10,892             $10,975             $11,223
Aug-95            $10,575             $10,625             $11,022
Sep-95            $10,673             $10,728             $11,277
Oct-95            $10,441             $10,532             $11,121
Nov-95            $10,834             $10,913             $11,483
Dec-95            $11,173             $11,199             $11,818
Jan-96            $11,402             $11,335             $12,046
Feb-96            $11,378             $11,429             $12,088
Mar-96            $11,818             $11,870             $12,283
Apr-96            $12,217             $12,228             $12,592
May-96            $12,183             $12,143             $12,617
Jun-96            $12,086             $11,996             $12,654
Jul-96            $11,670             $11,636             $12,163
Aug-96            $11,921             $11,869             $12,312
Sep-96            $12,283             $12,113             $12,821
Oct-96            $12,553             $12,526             $12,857
Nov-96            $13,039             $12,970             $13,558
Dec-96            $12,956             $12,929             $13,336
Jan-97            $13,076             $13,168             $13,455
Feb-97            $12,933             $12,658             $13,606
Mar-97            $13,200             $12,952             $13,315
Apr-97            $13,198             $12,876             $13,695
May-97            $14,057             $13,745             $14,594
Jun-97            $14,480             $14,006             $15,284
Jul-97            $15,042             $14,566             $15,999
Aug-97            $14,469             $14,237             $14,941
Sep-97            $15,308             $15,016             $15,769
Oct-97            $14,273             $14,193             $14,845
Nov-97            $13,775             $13,479             $15,076
Dec-97            $13,561             $13,252             $15,232

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the indices' total return lines do not.

* 9/30/94 is the date nearest the fund's inception for which comparable performance data exist. The fund's actual inception date was 9/15/94.

PORTFOLIO AT A GLANCE
                            12/31/97          12/31/96
Number of Companies            77                93
Portfolio Turnover             41%               53%
Expense Ratio                 0.73%             0.76%


ANNUAL REPORT                              GLOBAL NATURAL RESOURCES       11


                           GLOBAL NATURAL RESOURCES

MANAGEMENT Q & A

    An interview with Joe Sterling, a portfolio manager on the Global Natural Resources investment team.

HOW DID THE FUND PERFORM IN 1997?

    The fund outperformed the average natural resources fund, but its returns were limited by the general decline in commodity prices. The fund returned 2.50%, compared with the 0.06% average return of the 44 "Natural Resources Funds" tracked by Lipper Analytical Services. Despite this outperformance, the fund's return lagged the 4.67% return of its benchmark, a composite of the basic materials and energy sectors of the Dow Jones World Stock Index. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT'S YOUR EXPLANATION FOR THE FUND'S OUTPERFORMANCE RELATIVE TO THE AVERAGE NATURAL RESOURCES FUND?

    Holding few gold and basic materials stocks probably contributed to the fund's outperformance. Gold stocks were hammered as gold prices plummeted over 21% in 1997. Basic materials also performed poorly for most of the year because of Asian economic turmoil.

[bar graph - data below]

GLOBAL NATURAL RESOURCES' ONE-YEAR RETURNS
SINCE INCEPTION (Periods ended December 31)

               Global             Fund
          Natural Resources     Benchmark
12/94*         -2.11%            -2.89%
12/95          14.41%            15.06%
12/96          15.45%            15.95%
12/97           2.50%             4.67%

This graph illustrates the fund's returns since its inception and compares them with the benchmark's returns. The fund's total returns include operating expenses, while the benchmark's returns do not. See page 28 for a description of the benchmark.

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* Return from 9/30/94 (the date nearest the fund's inception for which benchmark return data are available) to 12/31/94.


12      GLOBAL NATURAL RESOURCES               AMERICAN CENTURY INVESTMENTS


                           GLOBAL NATURAL RESOURCES

    Our emphasis on well-diversified international oil companies like Exxon and Royal Dutch Petroleum also helped the fund's returns. We maintained fairly large holdings in these industry giants because they tend to weather declines in the price of crude oil better than oil production and exploration companies, which are usually smaller and less diversified. As a group, oil production and exploration companies performed poorly in 1997.

WHAT CAUSED THE FUND'S RETURN TO LAG ITS BENCHMARK?

    One reason was our concentration in oil services stocks. These shares helped the fund's returns during most of the year, but they took a hit in February, November and December. The winter was unusually warm and crude oil prices crumbled from $26 per barrel to around $22 in a matter of weeks. In February we were also underweighted in basic materials, which performed surprisingly well during that month.

    The fund's returns also suffered relative to those of its benchmark in October. Around this time, OPEC announced plans to increase production and there was talk about raising Iraqui "oil-for-aid" supplies, which caused investors to focus on an overabundance of crude oil. This sent prices lower and caused our overweighting in energy stocks to dampen fund returns.

CAN YOU CITE AN OIL-SERVICES STOCK YOU HELD IN THE FUND THAT PERFORMED WELL?

    A good example is Schlumberger Ltd., an international oil services company. These types of stocks were hit by falling oil prices during the last quarter of 1997. However, Schlumberger managed to sustain its value fairly well, posting an impressive 63.10% gain for the year.

    Part of what attracted us to the company was its well-established reputation as an industry leader that has weathered the ups and downs of market movements fairly well. Since the industry as a whole was slightly undervalued based on expected earnings, it made sense to hold such a high-quality stock in this area of the market.

WHAT'S YOUR OUTLOOK FOR NATURAL RESOURCES STOCKS GOING FORWARD?

    The outlook is uncertain, since it depends mainly upon how the financial crisis in Asia plays out. Of three possible scenarios, we feel the most unlikely is that we continue with things neither improving nor worsening.

    In a worst-case scenario, however, Asian economic turmoil could turn from bad to disastrous. Currency devaluations in countries like Indonesia, Thailand and Korea could potentially place too much pressure on the currencies of neighboring countries. If China had to devalue its currency

TOP TEN HOLDINGS                     % of fund investments

                                    As of              As of
                                   12/31/97           6/30/97

Exxon Corp.                         10.7%               9.4%
Royal Dutch Petroleum Company        7.8%               6.9%
British Petroleum Co. plc            5.7%               4.9%
Chevron Corp.                        4.1%               4.0%
Mobil Corp.                          3.9%               4.3%
Schlumberger Ltd.                    3.5%               2.3%
ENI S.p.A.                           3.3%               3.1%
Amoco Corp.                          2.9%               3.4%
Elf Aquitaine SA                     2.5%               1.9%
Total SA CI B                        2.4%               1.8%


ANNUAL REPORT                                 GLOBAL NATURAL RESOURCES      13


                           GLOBAL NATURAL RESOURCES

in order to keep the prices of its goods competitive, Hong Kong would likely be forced to lower its peg against the U.S. dollar. This combination could in turn place pressure on Japan to devalue its currency as well. If this scenario played out, economic turmoil could spread to the U.S. and Europe, severely limiting commodity prices.

    In a best-case scenario, Indonesia, Korea and Thailand would receive the financial aid they need to stabilize their economies. China would not be forced to devalue its currency, Japan would finally start to see its economy improve, and growth in Europe and the U.S. would continue at a moderate pace. This could lead to a rally in commodities prices, especially in base metals like copper and steel, which are used in goods production.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

    We will probably maintain a bias toward energy stocks. These stocks should perform well compared with other sectors even if Asian economic turmoil continues in the near future. Renewed instability in the Middle East would lead to higher crude oil prices overall, enhancing the returns of these stocks.

    Specifically, we may look to pick up some oil production and exploration stocks, which look more attractive after being pummeled late in 1997.

    We will also maintain our underweighting in basic materials stocks until the Asian situation is resolved. Until then, these stocks generally offer more risks than we believe their potential returns merit.

[pie charts]

INDUSTRY WEIGHTINGS (as of 12/31/97)
Energy            79%
Basic Materials   21%


INDUSTRY WEIGHTINGS (as of 6/30/97)
Energy            69%
Basic Materials   31%


GEOGRAPHIC COMPOSITION (as of 12/31/97)
U.S.              51%
Europe            33%
Asia/Pacific       5%
Americas
(excluding U.S.)   7%
South Africa       4%


GEOGRAPHIC COMPOSITION (as of 6/30/97)
U.S.              44%
Europe            34%
Asia/Pacific      10%
Americas
(excluding U.S.)   8%
South Africa       4%


14      GLOBAL NATURAL RESOURCES               AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                           GLOBAL NATURAL RESOURCES

DECEMBER 31, 1997


Shares                                                                   Value
------------------------------------------------------------------------------------
COMMON STOCKS

AUSTRALIA--1.6%

Basic Materials

                   200,000  Normandy Mining Limited                 $     194,147

                   179,300  Pasminco Limited                              205,593

Energy

                    50,000  Woodside Petroleum Limited                    352,461
                                                                 ---------------------

                                                                          752,201
                                                                 ---------------------

AUSTRIA--1.4%

Basic Materials

                    10,000  Voest-Alpine Stahl AG                         385,544

Energy

                     2,000  OMV AG                                        277,085
                                                                 ---------------------

                                                                          662,629
                                                                 ---------------------

CANADA--6.3%

Basic Materials

                    27,000  Abitibi-Consolidated Inc.                     378,000

                     9,000  Domtar, Inc.                                   62,655

                    20,000  Placer Dome Inc.                              253,750

                    14,000  Rio Algom Ltd.                                238,000

Energy

                    20,000  Canadian Natural Resources Ltd.(1)            428,197

                    17,000  Crestar Energy, Inc.(1)                       261,676

                    35,500  Petro-Canada                                  645,793

                    12,000  Precision Drilling Corp.                      292,601

                    15,000  Westcoast Energy Inc.                         346,335
                                                                 ---------------------

                                                                        2,907,007
                                                                 ---------------------

FRANCE--4.8%

Energy

                     9,700  Elf Aquitaine SA                            1,128,563

                    10,000  Total SA CI B                               1,088,673
                                                                 ---------------------

                                                                        2,217,236
                                                                 ---------------------

GERMANY--1.2%

Basic Materials

                     5,000  Degussa AG                                    250,243

                     3,000  KM Europa Metal AG                            316,141
                                                                 ---------------------

                                                                          566,384
                                                                 ---------------------


Shares                                                                   Value
------------------------------------------------------------------------------------

ITALY--3.3%

Energy

                   270,000  ENI S.p.A.                               $  1,530,822
                                                                 ---------------------

JAPAN--2.7%

Basic Materials

                    30,000  Nippon Paper Industries Co.                   117,778

                   150,000  Nippon Steel Corporation                      221,984

                    34,000  Oji Paper Co. Ltd.                            135,307

                   110,000  Sumitomo Metal Industries                     140,858

Energy

                    50,000  Cosmo Oil Company                              75,911

                    50,000  Mitsubishi Oil Company                         73,995

                    35,000  Nippon Oil Company                             90,442

                    50,000  Showa Shell Sekiyu                            251,121

                    21,000  Tonen Corporation                             113,361
                                                                 ---------------------

                                                                        1,220,757
                                                                 ---------------------

MEXICO--1.2%

Basic Materials

                    25,000  Tubos de Acero de Mexico,
                                SA ADR(1)                                 540,625
                                                                 ---------------------

NETHERLANDS--7.8%

Energy

                    65,000  Royal Dutch Petroleum Company               3,569,948
                                                                 ---------------------

NEW ZEALAND--0.4%

Basic Materials

                   135,000  Fletcher Challenge Paper                      176,327
                                                                 ---------------------

NORWAY--1.0%

Energy

                    26,200  Saga Petroleum ASA Cl A                       451,424
                                                                 ---------------------

SOUTH AFRICA--3.9%

Basic Materials

                     7,000  Anglo American Corp. of
                                South Africa                              282,503

                   105,000  Billiton Plc(1)                               269,701

                    12,550  De Beers Centenary AG                         255,307

                    23,000  Driefontein Consolidated Ltd.                 155,964

                    12,000  Gold Fields of South Africa                   183,705

                    45,000  Sasol Ltd.                                    470,667

                     4,000  Vaal Reefs Exploration & Mining
                                Company Ltd.                              160,279
                                                                 ---------------------

                                                                        1,778,126
                                                                 ---------------------

See Notes to Financial Statements


ANNUAL REPORT                              GLOBAL NATURAL RESOURCES       15


                            SCHEDULE OF INVESTMENTS
                           GLOBAL NATURAL RESOURCES

DECEMBER 31, 1997


Shares                                                                   Value
------------------------------------------------------------------------------------

SPAIN--1.6%

Energy

                    17,000  Respol SA                               $     725,280
                                                                 ---------------------

SWEDEN--1.9%

Basic Materials

                    20,000  Assidoman                                     506,674

                    30,000  Stora Kopparbergs Bergslags
                                Aktiebolag Cl A                           378,115
                                                                 ---------------------

                                                                          884,789
                                                                 ---------------------

UNITED KINGDOM--10.0%

Basic Materials

                   120,000  British Steel                                 258,546

                    41,416  Rio Tinto plc                                 512,150

Energy

                    40,000  BG plc                                        180,950

                   197,565  British Petroleum Co. plc                   2,609,438

                    28,000  Burmah Castrol plc                            490,017

                    30,000  Enterprise Oil plc                            287,274

                    50,000  Lasmo                                         227,838
                                                                 ---------------------

                                                                        4,566,213
                                                                 ---------------------

UNITED STATES--50.9%

Basic Materials

                    10,000  Allegheny Teledyne Inc.                       258,750

                    10,700  Aluminum Co. of America                       753,012

                       999  Freeport-McMoRan Copper & Gold,
                                Inc. Cl B                                  15,734

                    15,000  Mead Corp. (The)                              420,000

                    10,100  Newmont Mining Corp.                          296,687

                     3,000  Nucor Corp.                                   144,938

                     5,000  Rayonier, Inc.                                212,813

                     8,200  Willamette Industries, Inc.                   263,938

                    12,000  Worthington Industries, Inc.                  197,250

Energy

                    15,800  Amoco Corp.                                 1,344,975

                    13,000  Anadarko Petroleum Corp.                      788,937

                     7,500  Atlantic Richfield Co.                        600,938

                    24,400  Chevron Corp.                               1,878,800

                    16,000  Diamond Offshore Drilling, Inc.               770,000

                    15,000  El Paso Natural Gas Co.                       997,500

                    12,000  Enron Corp.                                   498,750


Shares                                                                   Value
------------------------------------------------------------------------------------

                    25,600  Ensco International Inc.                $     857,600

                    80,600  Exxon Corp.                                 4,931,712

                    14,000  Halliburton Co.                               727,125

                    25,000  Mobil Corp.                                 1,804,687

                     9,700  Phillips Petroleum Co.                        471,663

                    20,000  Schlumberger Ltd.                           1,610,000

                     7,700  Sun Company, Inc.                             323,881

                    19,400  Texaco Inc.                                 1,054,875

                    12,000  Tosco Corp.                                   453,750

                    10,000  Transocean Offshore Inc.                      481,875

                    23,000  United Meridian Corp.(1)                      646,875

                    13,500  Unocal Corp.                                  523,969
                                                                 ---------------------

                                                                       23,331,034
                                                                 ---------------------

TOTAL INVESTMENT SECURITIES--100.0%                                   $45,880,802
                                                                 =====================
        (Cost $40,733,684)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.

See Notes to Financial Statements


16      GLOBAL NATURAL RESOURCES               AMERICAN CENTURY INVESTMENTS


                     STATEMENTS OF ASSETS AND LIABILITIES


DECEMBER 31, 1997                                    GLOBAL              GLOBAL
                                                      GOLD          NATURAL RESOURCES
ASSETS

Investment securities, at value
   (identified cost of $378,707,510
  and $40,733,684, respectively) (Note 3) ....   $   246,439,116    $    45,880,802

Foreign currency holdings, at value
  (identified cost of $64,858) ...............              --               64,858

Cash .........................................              --              227,278

Receivable for investments sold ..............         3,058,004            690,827

Receivable for capital shares sold ...........         3,114,473               --

Dividends and interest receivable ............            68,902             81,428
                                                 ---------------    ---------------
                                                     252,680,495         46,945,193
                                                 ---------------    ---------------
LIABILITIES

Disbursements in excess of
  demand deposit cash ........................         1,396,524            119,968

Payable for investments purchased ............         2,854,644            184,675

Payable for capital shares redeemed ..........         2,274,187             55,415

Accrued management fees (Note 2) .............           136,034             27,987

Accrued expenses and other liabilities .......             3,794                941
                                                 ---------------    ---------------
                                                       6,665,183            388,986
                                                 ---------------    ---------------
Net Assets ...................................   $   246,015,312    $    46,556,207
                                                 ===============    ===============
CAPITAL SHARES,
$10.00 PAR VALUE

Authorized ...................................     2,000,000,000      2,000,000,000
                                                 ===============    ===============
Outstanding ..................................        38,831,961          4,056,841
                                                 ===============    ===============
Net Asset Value Per Share ....................   $          6.34    $         11.48
                                                 ===============    ===============
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ......   $   414,463,059    $    41,884,648

Undistributed net investment income (loss) ...             1,568             (5,062)

Accumulated net realized loss on
  investment and foreign currency transactions       (36,176,413)          (469,273)

Net unrealized appreciation (depreciation)
  on investments and translation
  of assets and liabilities in foreign
  currencies (Note 3) ........................      (132,272,902)         5,145,894
                                                 ---------------    ---------------
                                                 $   246,015,312    $    46,556,207
                                                 ===============    ===============
See Notes to Financial Statements


ANNUAL REPORT                  STATEMENTS OF ASSETS AND LIABILITIES       17


                           STATEMENTS OF OPERATIONS


YEAR ENDED DECEMBER 31, 1997                      GLOBAL          GLOBAL
                                                   GOLD     NATURAL RESOURCES
INVESTMENT INCOME

Income:

Dividends (net of foreign taxes withheld of
  $256,930 and $91,803, respectively) .....   $   5,074,520    $ 1,291,158

Interest ..................................         526,720         70,491
                                              -------------    -----------
                                                  5,601,240      1,361,649
                                              -------------    -----------
Expenses (Note 2):

Investment advisory fees ..................       1,534,300        281,767

Transfer agency fees ......................         320,161         63,879

Administrative fees .......................         210,125         34,367

Printing and postage ......................         123,897         21,071

Custodian fees ............................          61,027         18,992

Registration and filing fees ..............          24,690         13,646

Directors' fees and expenses ..............          14,963          8,367

Auditing and legal fees ...................          12,593          2,585

Telephone expenses ........................          11,074          1,702

Organizational expense ....................            --            4,958

Other operating expenses ..................          34,740          7,069
                                              -------------    -----------
  Total expenses ..........................       2,347,570        458,403

Amount waived (Note 2) ....................            --          (20,559)
                                              -------------    -----------
  Net expenses ............................       2,347,570        437,844
                                              -------------    -----------
Net investment income .....................       3,253,670        923,805
                                              -------------    -----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY (NOTE 3)

Net realized gain (loss) on:

Investments ...............................     (32,067,470)     1,066,161

Foreign currency transactions .............         (57,962)       (24,455)
                                              -------------    -----------
                                                (32,125,432)     1,041,706
                                              -------------    -----------
Change in net unrealized appreciation
  (depreciation) on:

Investments ...............................    (153,555,973)        83,777

Translation of assets and
  liabilities in foreign currencies .......          (1,556)        (2,220)
                                              -------------    -----------
                                               (153,557,529)        81,557
                                              -------------    -----------
Net realized and unrealized gain (loss)
  on investments and foreign currency .....    (185,682,961)     1,123,263
                                              -------------    -----------
Net Increase (Decrease) in Net Assets
Resulting from Operations .................   $(182,429,291)   $ 2,047,068
                                              =============    ===========
See Notes to Financial Statements


18      STATEMENTS OF OPERATIONS               AMERICAN CENTURY INVESTMENTS


                      STATEMENTS OF CHANGES IN NET ASSETS


YEARS ENDED DECEMBER 31, 1997                             GLOBAL GOLD               GLOBAL NATURAL RESOURCES
AND DECEMBER 31, 1996

Increase (Decrease) in Net Assets                    1997            1996              1997           1996

OPERATIONS

Net investment income .....................   $   3,253,670    $   2,534,641    $    923,805    $    850,340

Net realized gain (loss) on investments and
  foreign currency transactions ...........     (32,125,432)      65,194,511       1,041,706       1,509,916

Change in net unrealized appreciation
  (depreciation) on investments and
  translation of assets and liabilities
  in foreign currencies ...................    (153,557,529)     (75,033,176)         81,557       3,425,997
                                              -------------    -------------    ------------    ------------
Net increase (decrease) in net assets
  resulting from operations ...............    (182,429,291)      (7,304,024)      2,047,068       5,786,253
                                              -------------    -------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ................      (3,534,937)      (2,133,106)       (938,125)       (823,849)

From net realized gains on
  investment transactions .................      (7,324,988)     (23,423,049)     (1,946,841)     (1,137,854)
                                              -------------    -------------    ------------    ------------
Decrease in net assets from distributions .     (10,859,925)     (25,556,155)     (2,884,966)     (1,961,703)
                                              -------------    -------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold .................     498,502,780      591,451,544      68,396,071      82,201,900

Proceeds from reinvestment of distributions      10,054,826       22,848,730       2,772,120       1,095,990

Payments for shares redeemed ..............    (501,839,627)    (686,546,686)    (89,795,472)    (51,258,512)
                                              -------------    -------------    ------------    ------------
Net increase (decrease) in net assets
  from capital share transactions .........       6,717,979      (72,246,412)    (18,627,281)     32,039,378
                                              -------------    -------------    ------------    ------------
Net increase (decrease) in net assets .....    (186,571,237)    (105,106,591)    (19,465,179)     35,863,928

NET ASSETS

Beginning of year .........................     432,586,549      537,693,140      66,021,386      30,157,458
                                              -------------    -------------    ------------    ------------
End of year ...............................   $ 246,015,312    $ 432,586,549    $ 46,556,207    $ 66,021,386
                                              =============    =============    ============    ============
Undistributed net investment income (loss)    $       1,568    $     345,530    $     (5,062)   $     31,595
                                              =============    =============    ============    ============
TRANSACTIONS IN SHARES
OF THE FUNDS

Sold ......................................      56,650,525       43,103,702       5,448,117       7,111,409

Issued in reinvestment of distributions ...       1,572,865        2,023,411         241,208          93,973

Redeemed ..................................     (57,572,936)     (50,429,618)     (7,174,926)     (4,492,484)
                                              -------------    -------------    ------------    ------------
Net increase (decrease) ...................         650,454       (5,302,505)     (1,485,601)      2,712,898
                                              =============    =============    ============    ============

See Notes to Financial Statements


ANNUAL REPORT                   STATEMENTS OF CHANGES IN NET ASSETS       19


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Quantitative Equity Funds (the Corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century Global Gold Fund (Global Gold) and American Century Global Natural Resources Fund (Global Natural Resources) (the Funds) are two of the five funds issued by the Corporation. The Funds are non-diversified under the 1940 Act. Global Gold's investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. Global Natural Resources' investment objective is to seek to realize a total return consistent with investment in companies that are engaged in the natural resources industry. The Funds invest primarily in equity securities. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the Fund's custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Funds under each repurchase agreement.


20      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

    JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS--It is the policy of the Funds to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid semiannually. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Those differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    As of December 31, 1997, Global Gold had an accumulated net realized loss carryover for federal income tax purposes of approximately $13,960,000 (expiring
2005) which may be used to offset future taxable gains.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

    ORGANIZATIONAL COSTS--Costs incurred by Global Natural Resources in connection with the organization, initial registration, and public offering of shares are being amortized on a straight-line basis over a five-year period ending September 1999.

    ADDITIONAL  INFORMATION--Effective January 15, 1998, Funds Distributor, Inc.
(FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The shareholders of the Funds approved a new management agreement with ACIM on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Funds and Benham Management Corporation and American Century Services Corporation (ACSC) for advisory, administrative and transfer agency services. Under the agreement, ACIM will provide all services required by the Funds in exchange for one unified management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category, and the Equity Fund Category. The Funds are included in the Equity Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

    The annualized Investment Category Fee schedule for each Fund is as follows

     0.5200% of the first $1 billion
     0.4600% of the next $5 billion
     0.4160% of the next $15 billion
     0.3690% of the next $25 billion
     0.3420% of the next $50 billion
     0.3390% of the next $150 billion
     0.3380% of the average daily net assets over $246 billion


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       21


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

    The annualized Complex Fee schedule (for all Funds) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

    Management fees of $900,609 and $161,611 were incurred under the new management agreement and included in Investment Advisory Fees in the Statements of Operations for the Global Gold and Global Natural Resources, respectively. Total expenses (net of amount waived), under the previous agreement for the seven months ended July 31, 1997 were $1,446,961 and $276,233 for Global Gold and Global Natural Resources, respectively. The annualized ratio of operating expenses to average net assets for the seven months ended July 31, 1997 were 0.64% and 0.75% for Global Gold and Global Natural Resources, respectively.

    Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, ACSC, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of securities, excluding short-term investments, for Global Gold and Global Natural Resources totaled $96,081,286 and $23,975,548, respectively. Sales of securities, excluding short-term investments, for Global Gold and Global Natural Resources totaled $99,692,450 and $43,833,573, respectively. As of December 31, 1997, accumulated net unrealized appreciation (depreciation) for Global Gold and Global Natural Resources was $(139,422,719) and $5,083,409, respectively, based on the aggregate cost of investments for federal income tax purposes of $385,861,835 and $40,797,393, respectively. Accumulated net unrealized appreciation (depreciation) consisted of unrealized appreciation of $15,950,352 and $9,638,131 for Global Gold and Global Natural Resources and unrealized depreciation of $155,373,071 and $4,554,722, respectively.


22      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                                  GLOBAL GOLD

                 For a Share Outstanding Throughout the Years Ended December 31

                                                   1997           1996            1995           1994           1993
PER-SHARE DATA

Net Asset Value,
Beginning of Year ...........................     $11.33         $12.37          $11.33         $13.67          $7.55
                                               ------------   ------------   -------------   ------------    -----------
Income From Investment Operations

  Net Investment Income .....................      0.09           0.06            0.02           0.03           0.01

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ................     (4.79)         (0.40)           1.03          (2.32)          6.12
                                               ------------   ------------   -------------   ------------    -----------
  Total From Investment Operations ..........     (4.70)         (0.34)           1.05          (2.29)          6.13
                                               ------------   ------------   -------------   ------------    -----------
Distributions

  From Net Investment Income ................     (0.09)         (0.06)          (0.01)         (0.02)         (0.01)

  From Net Realized Gains
  on Investment Transactions ................     (0.20)         (0.64)            --             --             --

  In Excess of Net Realized Gains ...........       --             --              --           (0.03)           --
                                               ------------   ------------   -------------   ------------    -----------
  Total Distributions .......................     (0.29)         (0.70)          (0.01)         (0.05)         (0.01)
                                               ------------   ------------   -------------   ------------    -----------
Net Asset Value, End of Year ................      $6.34         $11.33          $12.37         $11.33         $13.67
                                               ============   ============   =============   ============    ===========
  Total Return(1) ...........................    (41.47)%        (2.76)%          9.25%        (16.75)%        81.22%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .......................      0.67%          0.62%           0.61%          0.61%          0.72%

Ratio of Net Investment Income
to Average Net Assets .......................      0.92%          0.46%           0.17%          0.20%          0.23%

Portfolio Turnover Rate .....................       28%            45%             28%            42%            28%

Average Commission Paid per
Share of Equity Security Traded .............     $0.0201        $0.0290         $0.0350         --(2)          --(2)

Net Assets, End
of Year (in thousands) ......................    $246,015       $432,587        $537,693       $568,030       $616,347

(1) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

(2) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       23


                             FINANCIAL HIGHLIGHTS
                           GLOBAL NATURAL RESOURCES

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                                  1997            1996           1995          1994(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period .........................    $11.91          $10.66         $9.61          $10.00
                                               ------------   ------------   -------------   ------------
Income From Investment Operations

  Net Investment Income .....................     0.22            0.17           0.16           0.07

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ................     0.08            1.46           1.22          (0.42)
                                               ------------   ------------   -------------   ------------
  Total From Investment Operations ..........     0.30            1.63           1.38          (0.35)
                                               ------------   ------------   -------------   ------------
Distributions

  From Net Investment Income ................    (0.23)          (0.17)         (0.16)         (0.04)

  From Net Realized Gains
  on Investment Transactions ................    (0.50)          (0.21)         (0.17)           --
                                               ------------   ------------   -------------   ------------
  Total Distributions .......................    (0.73)          (0.38)         (0.33)         (0.04)
                                               ------------   ------------   -------------   ------------
Net Asset Value, End of Period ..............    $11.48          $11.91         $10.66          $9.61
                                               ============   ============   =============   ============
  Total Return(2) ...........................     2.50%          15.45%         14.41%         (3.48)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .......................   0.73%(3)          0.76%          0.76%           --

Ratio of Net Investment Income
to Average Net Assets .......................   1.55%(3)          1.78%          2.02%        2.74% (4)

Portfolio Turnover Rate .....................      41%             53%            39%            --

Average Commission Paid per
Share of Equity Security Traded .............    $0.0254         $0.0305        $0.0280        -- (5)

Net Assets, End
of Period (in thousands) ....................    $46,556         $66,021        $30,157        $18,972

(1) September 15, 1994 (inception) through December 31, 1994.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) A portion of the management fee was waived during the year ended December 31, 1997. In absence of the fee waiver, the ratio of operating expenses to average net assets would have been 0.77% and the ratio of net investment income to average net assets would have been 1.51%.

(4) Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.

See Notes to Financial Statements


24     FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors of the American Century Quantitative Equity Funds and Shareholders of the American Century Global Gold Fund and American Century Global Natural Resources Fund:


  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century Global Gold Fund and American Century Global Natural Resources Fund (two of the five Funds comprising American Century Quantitative Equity Funds) (the Funds) as of December 31, 1997, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets as of December 31, 1996 and the financial highlights for each of the periods presented therein, were audited by other auditors, whose report, dated February 7, 1997, expressed an unqualified opinion on those statements.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                       Coopers & Lybrand L.L.P.

Kansas City, Missouri
February 10, 1998


ANNUAL REPORT                     REPORT OF INDEPENDENT ACCOUNTANTS       25


                        RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


26      RETIREMENT ACCOUNT INFORMATION         AMERICAN CENTURY INVESTMENTS


                                     NOTES

ANNUAL REPORT                                                 NOTES       27


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The American Century group offers eight equity funds, including three "specialty" equity funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of the respective industries. Due to the limited focus of these funds, they may experience greater volatility than funds with a broader investment strategy. They are not intended to serve as a complete investment program.

    GLOBAL GOLD seeks to realize a total return consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

    The fund attempts to match the risk characteristics of the market for gold and gold-related equity securities, and to produce returns indicative of performance in the worldwide gold equities market.

    GLOBAL NATURAL RESOURCES seeks to realize a total return consistent with investment in companies that are engaged in the natural resources industries.

    The fund invests primarily in the stocks of foreign and U.S. companies included in the Energy and Basic Materials sectors of the Dow Jones World Stock Index(1) (DJWSI), excluding chemical companies.

COMPARATIVE INDICES

    The indices listed below are used in the report to serve as a comparison for the performance of a fund. They are not investment products available for purchase.

    The FT-SE(reg.tm) GOLD MINES INDEX(2) consists of 31 gold mining companies in five countries and is considered a broad measure of the worldwide gold equities market.

    The DOW JONES WORLD STOCK INDEX (DJWSI), created by the editors of The Wall Street Journal, consists of 2,800 stocks in 29 countries and is divided into nine broad market sectors. We created the Global Natural Resources fund's benchmark index using the companies represented in two of these sectors--Basic Materials and Energy. We altered the Basic Materials sector to exclude chemical companies because they do not stockpile natural resources.

    The MORGAN STANLEY WORLD STOCK INDEX is a widely followed group of stocks from 22 different countries including the U.S. and Canada.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper categories for Global Gold and Global Natural Resources are:

    GOLD-ORIENTED FUNDS (Global Gold)--funds that invest at least 65% of their assets in shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.

    NATURAL RESOURCES FUNDS (Global Natural Resources)--funds that invest at least 65% of their assets in natural resources stocks.

INVESTMENT TEAM LEADERS

    Portfolio Managers       Bill Martin
                             Joe Sterling

(1) The DJWSI is the property of Dow Jones & Company, Inc., which is not affiliated with American Century.

(2) The FT-SE Gold Mines Index is calculated by FT-SE International Limited in conjunction with the Institute of Actuaries. The FT-SE Gold Mines Index is a trademark of the London Stock Exchange Limited and the Financial Times Ltd. and is used by FT-SE International Limited under license. FT-SE International Limited does not sponsor, endorse or promote the fund.


28      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 23-24.


PORTFOLIO STATISTICS

* NUMBER OF COMPANIES--the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)


TYPES OF STOCKS

* LARGE-CAPITALIZATION (LARGE-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION (MID-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION (SMALL-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.


ANNUAL REPORT                                              GLOSSARY       29

[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


(c) 1998 AMERICAN CENTURY SERVICES CORPORATION  FUNDS DISTRIBUTOR, INC.


9802           [recycled logo]
SH-BKT-11219      Recycled

                                     ANNUAL
                                     REPORT

                             [american century logo]
                                    American
                                Century(reg.sm)


                               DECEMBER 31, 1997

                                   AMERICAN
                                    CENTURY
                                     GROUP

                                   Utilities

                               TABLE OF CONTENTS

Report Highlights .........................................................    1
Our Message to You ........................................................    2
Market Perspective ........................................................    3
Performance & Portfolio Information .......................................    4
Management Q & A ..........................................................    5
Schedule of Investments ...................................................    8
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12
Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   15
Report of Independent Accountants .........................................   16
Retirement Account Information ............................................   17
Background Information
           Investment Philosophy & Policies ...............................   20
           Comparative Indices ............................................   20
           Lipper Rankings ................................................   20
           Investment Team Leaders ........................................   20
Glossary ..................................................................   21

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                  AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                                  Utilities

We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.

American Century and Benham Group are registered marks of American Century Services Corporation.


                                                    AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Utilities stocks produced excellent returns during 1997. The New York Stock Exchange (NYSE) Utilities Index returned 34.05% for the year, exceeding the 33.36% return of the Standard & Poor's 500 stock index.

* The fourth quarter of 1997 was utilities' best quarter in five years--the NYSE Utilities Index returned almost 18%.

* Utilities stocks benefited during the fourth quarter from strong demand from investors looking for stocks with little exposure to Southeast Asia.

*   Declining interest rates throughout the year also helped utilities.

* Telecommunications stocks outperformed other utility sectors. Electric utilities also performed well, though they significantly trailed telecom stocks.


UTILITIES

* The fund's 35.82% total return for 1997 ranked #1 out of 94 utilities funds tracked by Lipper Analytical Services.

* In addition to producing a superior total return, the fund also yielded more current income than the average utilities fund.

* Half the fund was in telecommunications stocks. That's because we manage the fund relative to a benchmark that's about 50% telecom. We felt these stocks offered attractive earnings growth at reasonable prices.

* Though we have a generally optimistic outlook for the utilities group, we caution investors not to expect a repeat of last year's 30%-plus returns.

* Going forward, we'll continue to use the same disciplined, quantitative management strategy that has helped the fund achieve solid long-term returns.

                   UTILITIES

TOTAL RETURNS:              AS OF 12/31/97
     6 Months                      24.60%*
     1 Year                          35.82%

NET ASSETS:                   $210 million
     (AS OF 12/31/97)

INCEPTION DATE:                      3/1/93

TICKER SYMBOL:                        BULIX

* Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 21.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    The American Century Utilities fund provided exceptional returns for its investors in 1997. The fund outperformed not only the S&P 500 and the NYSE Utilities Index, but also all of its peers in the utilities category. Its impressive performance earned it a place as one of the "Best Mutual Funds" in U.S. News & World Report's 1998 Mutual Funds Guide. Of course, past performance is no guarantee of future results.

    Utilities stocks overall had a very strong run near the end of the year. When the crisis developed in Asian financial markets, many U.S. investors turned to domestic utilities stocks because of their stable cash flow and limited exposure to Asia. Tame inflation and declining interest rates also boosted utilities stocks, whose dividend payments increase in value when inflation and interest rates are low. On the following pages, our investment team provides further details on the market and how the fund was managed.

    On the corporate front, the past year was an eventful one for American Century. A major focus during the latter half of the year was the negotiation of a business partnership with J.P. Morgan & Co., which became a significant minority shareholder in American Century on January 15, 1998.

    On a more personal note, 1997 was the year we said farewell to James M. Benham, founder of the Benham Group of mutual funds. Mr. Benham, who announced his retirement in December, was a pioneer in the no-load mutual fund industry and the father of the first money market fund for individual investors. With the integration of Benham and Twentieth Century successfully completed, Mr. Benham felt it was time to step back from the business and enjoy a well-earned retirement, confident that he leaves the funds he founded in very capable hands. Much of the Benham culture has become a part of American Century, including the educational investor seminar program Mr. Benham created. Two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

    Looking forward, 1998 marks the 40th year since American Century launched its first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market and combination funds that provide investors with such a wide range of choice and flexibility.

    Whatever  your  financial   goals,  we  believe   American  Century  has  an
outstanding lineup of funds to help you reach them.

    Sincerely,

/s/James E. Stowers III                    /s/James M. Benham
James E. Stowers III                       James M. Benham
Chief Executive Officer                    Vice Chairman
American Century Investment                American Century Investment
   Management, Inc.                           Management, Inc.


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

EXCEPTIONAL PERFORMANCE

    Utilities stocks produced outstanding investment results-- the New York Stock Exchange Utilities Index returned 34.05% in 1997. By comparison, the Standard & Poor's 500 stock index returned 33.36% (see the accompanying graph).

FOURTH-QUARTER RALLY

    After underperforming the broader market early in the year, utilities stocks produced their best performance in five years during the fourth quarter of 1997. For the quarter, the NYSE Utilities Index rose almost 18%, while the S&P 500 was up only about 3%.

    Turmoil in Asian financial markets in late 1997 caused many non-utilities stocks to slump. Investors worried that a slowdown in Asia could hurt the profits of U.S. companies doing business overseas. But investor demand for utilities stocks rose sharply in the fourth quarter because few domestic utilities have exposure to Asia. In addition, utilities continue to be viewed as defensive stocks because of their relatively stable cash flow and dividend yield.

    Declining interest rates also helped utilities stocks, particularly in the fourth quarter. Utilities often track the bond market because the high dividends paid by many utility companies tend to mimic a bond's coupon payments.

    Interest rates fell sharply because inflation rose at the slowest pace in a dozen years during 1997, and because there was strong demand for bonds from investors looking for a safe haven from volatile equity markets.

    Utilities also benefited from being attractively valued relative to the broader market, which they lagged in 1996 and much of 1997. Mergers also contributed to utilities' gains. Stockholders generally like mergers because they eliminate inefficiencies and increase the diversity and cash flow of the acquiring company's business.

PERFORMANCE BY SECTOR

    Telecommunications was the top-performing utility group. For the year, the Standard & Poor's Telephone Index rose 40.12%. Telecom performed so well in part because of progress toward deregulation. Deregulation increased competition and sparked a number of mergers, promoting efficiency.

    Electric utilities also performed well, with the S&P Electric Companies Index up 26.33% for the year. Electric companies that performed well pursued growth through mergers or alliances with natural gas companies. Duke Energy is a good example of an electric company that expects to increase earnings using this strategy.

    Natural gas stocks lagged the performance of telecom and electric companies but still produced solid returns. For the year, the S&P Natural Gas Index rose 18%.


[line graph - data below]

S&P 500 vs. NYSE UTILITIES INDEX (Growth of $1.00)

                    Value on 12/31/97
                                   NYSE
                 S&P 500      Utilities Index
12/31/96           1.00            1.00
1/31/97            1.06            1.04
2/28/97            1.07            1.05
3/31/97            1.03            1.00
4/30/97            1.09            1.02
5/31/97            1.15            1.07
6/30/97            1.21            1.12
7/31/97            1.30            1.15
8/31/97            1.23            1.11
9/30/97            1.30            1.18
10/31/97           1.25            1.18
11/30/97           1.31            1.28
12/31/97           1.33            1.34

NYSE Utilities Index      34.05%
S&P 500                   33.36%

Source: Bloomberg Financial Markets


ANNUAL REPORT                                    MARKET PERSPECTIVE       3


                      PERFORMANCE & PORTFOLIO INFORMATION

                                                                                AVERAGE ANNUAL RETURNS
                                            6 MONTHS          1 YEAR          3 YEARS      LIFE OF
FUND(1)
---------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF DECEMBER 31, 1997(2)
  Utilities ..............................    24.60%          35.82%           24.52%         13.60%
  NYSE Utilities Index ...................    20.00%          34.05%           24.36%         13.57%
  Average Utility Fund(3) ................    16.83%          25.69%           20.45%         11.91%(4)
  Fund's Ranking Among Utility Funds(3) ..      --          1 out of 94      6 out of 73    10 out of 35(4)

(1) Inception date was March 1, 1993.

(2) Returns for periods less than one year are not annualized.

(3) According to Lipper Analytical Services.

(4) Since 3/4/93, the date nearest the fund's inception for which data are available.

See pages 20-21 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 3/1/93

                                  Value on 12/31/97
                   Utilities            S&P 500        NYSE Utilities Index
2/28/93             $10,000             $10,000             $10,000
3/31/93             $10,223             $10,287             $10,258
4/30/93             $10,126             $10,026             $10,060
5/31/93             $10,161             $10,253             $10,069
6/30/93             $10,590             $10,335             $10,455
7/31/93             $10,787             $10,281             $10,645
8/31/93             $11,249             $10,634             $11,112
9/30/93             $11,264             $10,601             $11,078
10/31/93            $11,187             $10,807             $11,073
11/30/93            $10,596             $10,667             $10,493
12/31/93            $10,659             $10,847             $10,614
1/31/94             $10,706             $11,199             $10,680
2/28/94             $10,167             $10,863             $10,107
3/31/94             $9,732              $10,440             $9,699
4/30/94             $9,979              $10,560             $9,984
5/31/94             $9,804              $10,691             $9,710
6/30/94             $9,639              $10,484             $9,562
7/31/94             $9,995              $10,814             $9,946
8/31/94             $10,064             $11,221             $10,038
9/30/94             $9,801              $10,997             $9,812
10/31/94            $9,838              $11,227             $9,818
11/30/94            $9,681              $10,783             $9,640
12/31/94            $9,590              $10,996             $9,618
1/31/95             $10,151             $11,263             $10,133
2/28/95             $10,211             $11,669             $10,117
3/31/95             $10,161             $12,064             $10,071
4/30/95             $10,420             $12,401             $10,378
5/31/95             $10,790             $12,852             $10,696
6/30/95             $10,862             $13,212             $10,795
7/31/95             $11,068             $13,632             $11,037
8/31/95             $11,274             $13,604             $11,272
9/30/95             $11,897             $14,234             $11,822
10/31/95            $12,127             $14,163             $12,004
11/30/95            $12,358             $14,745             $12,223
12/31/95            $13,013             $15,089             $12,877
1/31/96             $13,212             $15,581             $13,135
2/29/96             $12,909             $15,690             $12,753
3/31/96             $12,698             $15,898             $12,637
4/30/96             $12,739             $16,111             $12,825
5/31/96             $12,688             $16,480             $12,896
6/30/96             $13,133             $16,609             $13,237
7/31/96             $12,422             $15,850             $12,567
8/31/96             $12,393             $16,148             $12,595
9/30/96             $12,505             $17,118             $12,841
10/31/96            $12,956             $17,567             $13,302
11/30/96            $13,408             $18,854             $13,856
12/31/96            $13,640             $18,547             $13,805
1/31/97             $13,872             $19,680             $14,286
2/28/97             $14,136             $19,797             $14,442
3/31/97             $13,351             $19,048             $13,802
4/30/97             $13,575             $20,155             $14,054
5/31/97             $14,364             $21,338             $14,787
6/30/97             $14,870             $22,371             $15,416
7/31/97             $15,117             $24,109             $15,923
8/31/97             $14,659             $22,723             $15,288
9/30/97             $15,696             $24,034             $16,272
10/31/97            $15,765             $23,205             $16,245
11/30/97            $17,407             $24,240             $17,659
12/31/97            $18,528             $24,758             $18,499

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the indices' total return lines do not.


PORTFOLIO AT A GLANCE
                            12/31/97          12/31/96
Number of Companies            77                91
30-Day SEC Yield              2.93%             3.66%
Price/Earnings Ratio          17.2              16.0
Portfolio Turnover             92%               93%
Expense Ratio                 0.72%             0.71%


PERFORMANCE & PORTFOLIO INFORMATION    AMERICAN CENTURY INVESTMENTS      4


                                MANAGEMENT Q&A

    An interview with John Schniedwind, Kurt Borgwardt and Joe Sterling, portfolio managers on the Utilities fund investment team.

HOW DID THE FUND PERFORM IN 1997?

    The fund produced excellent returns relative to the average utilities fund. The fund returned 35.82%, compared with the 25.69% average return of the 94 utilities funds tracked by Lipper Analytical Services. For the year, the fund ranked #1 in its Lipper category. The fund's longer-term returns are also very strong. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHY DID THE FUND DO SO WELL COMPARED WITH THE AVERAGE UTILITIES FUND?

    We manage the fund to deliver a "pure play" on utilities (primarily phone, electric and natural gas companies). That means we were fully invested in utilities stocks at all times. We don't try to time the market or to boost returns and yields by straying outside of the utilities sector. According to Morningstar, the average utilities fund holds a little over 14% of its assets in cash, bonds and other securities.

    Our commitment to utilities stocks helped us outperform our peers because utilities shares beat the broader market in 1997. But that also means we may underperform when utilities lag the market. In addition, being concentrated in utilities can make the fund more volatile than some of its peers because it is less diversified.

[bar graph - data below]

UTILITIES' ONE-YEAR RETURNS SINCE INCEPTION
(Periods ended December 31)

                                    NYSE
                Utilities     Utilities Index
12/93*            6.60%             6.14%
12/94           -10.04%            -9.39%
12/95            35.70%            33.89%
12/96             4.82%             7.20%
12/97            35.82%            34.01%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 20 for a description of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* Return from the fund's 3/1/93 inception date to 12/31/93.


ANNUAL REPORT                                      MANAGEMENT Q & A       5


                                MANAGEMENT Q&A

WHY DOES THE FUND'S SCHEDULE OF INVESTMENTS SHOW A 5% POSITION IN SHORT-TERM CASH INVESTMENTS?

    We are committed to maintaining a cash balance of 1% or less. The reason for the apparent discrepancy is that the 5% figure doesn't reflect stock purchases we had outstanding on December 31. When you deduct the outstanding purchases, you get a net of 1% true cash in the portfolio.

    It's not unusual for a fund with net cash inflows to invest a percentage of its assets in high-quality, short-term securities, rather than leave that cash uninvested while awaiting settlement of stock purchases.

WHY DID THE FUND'S DIVIDEND YIELD DECLINE FROM 3.66% TO 2.93% DURING THE YEAR?

    One reason is the way fund dividend yields are calculated. The fund's yield is a function of the amount of income the fund earns relative to its share price (for a complete definition of the fund's 30-day SEC yield, see the Glossary on page 21). Other things being equal, the higher the value of each fund share, the lower its yield. Because the fund's share price rose by more than a third last year, its yield was lower at the end of the year.

    Another factor limiting the fund's yield is that many utilities companies are simply paying smaller dividends than in the past. Deregulation is forcing many of them to reinvest money that used to be paid out to shareholders to increase competitiveness and grow the business.

    But it's important to point out that while the fund's yield did decline, its yield was still higher than that of the average utilities fund, according to Lipper Analytical Services.

THE CHART ON PAGE 7 SHOWS A LARGE WEIGHTING IN COMMUNICATIONS STOCKS. WHY SUCH A LARGE CONCENTRATION?

    Because the fund's internal benchmark (described in detail in the fund's December 31, 1996 annual report) is about 50% telecommunications companies. We manage the fund to match the performance and risk characteristics of the benchmark, so a concentration in telecom is natural.

    The other reason is that the stock-ranking model we use to manage the fund rated telecom stocks very highly. We select securities using a stock-ranking model that evaluates utility stocks according to growth and value measures. One effect of the deregulation of the telecommunications industry was more rapid earnings growth for many companies. Stronger earnings growth coupled with relatively reasonable share prices made many telecom stocks very attractive last year.


TOP TEN HOLDINGS                     % of fund investments

                                   As of              As of
                                  12/31/97           6/30/97

BellSouth Corp.                     5.6%              5.0%
GTE Corp.                           5.1%              4.8%
Ameritech Corp.                     5.0%              5.1%
AirTouch Communications, Inc.       4.3%              1.0%
Bell Atlantic Corp.                 4.0%              5.3%
Dominion Resources, Inc.            3.8%               --
WorldCom, Inc.                      3.6%              3.6%
Telefonos de Mexico, S.A. ADR       3.4%              2.0%
U S WEST Communications Group       3.3%              2.1%
SBC Communications Inc.             3.2%              5.1%


6      MANAGEMENT Q & A                       AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A

WAS THERE A SECTOR THAT YOU UNDERWEIGHTED LAST YEAR?

    We modestly underweighted electric utilities relative to the benchmark. Our stock-ranking model found telecom and gas shares more attractive than electric companies. Electrics were among the last utilities to be deregulated, so they hadn't yet experienced the same degree of competition and consolidation as telecom and gas. However, we believe electrics still offer relatively high dividends and attractive values. And it's important to note that we're only talking about modest adjustments to the fund's sector weightings--electric utilities still made up about a third of the fund.

WHAT'S YOUR OUTLOOK FOR THE INDUSTRY OVER THE NEXT SIX MONTHS?

    While we have a generally optimistic outlook for utilities shares, investors should not expect a repeat of the 30%-plus returns of 1997. To the extent that inflation remains low and interest rates are stable or declining, economic conditions should be positive for utilities stocks. In addition, financial turmoil in Asia should slow U.S. economic growth and reduce the profits of economically sensitive companies. Because utilities have very little exposure to Asia and typically produce relatively stable earnings and dividends, we would expect generally strong demand for utility stocks to continue.

    In particular, we think electric companies and natural gas stocks look reasonably attractive going forward. These companies didn't run up as fast as telecom stocks, so many of them still seem to be attractively valued. We also see the potential for some positive earnings surprises. However, we'll exercise caution, because not all companies are positioned to benefit equally from deregulation.

WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

    We'll continue to use the same disciplined, quantitative investment approach that has helped the fund achieve solid long-term performance. We also intend to remain fully invested in utilities at all times.

    More specifically, we may continue to overweight the fund in telecom stocks as long as these companies look attractive from a valuation and earnings growth standpoint. We will also selectively add electric and natural gas stocks when we think we see good relative value and earnings growth.

[bar chart - data below]

INDUSTRY BREAKDOWN FOR THE PORTFOLIO

                   12/31/97        6/30/97
Communications
  Services            50%            52%
Electric              34%            36%
Natural Gas           10%             8%
Other                  6%             4%


ANNUAL REPORT                                      MANAGEMENT Q & A       7


                            SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997


Shares                                                                   Value
------------------------------------------------------------------------------------
COMMON STOCKS

COMMUNICATIONS EQUIPMENT--0.4%

                     9,400  Telefonica de Espana ADR              $       855,987
                                                                 ---------------------

COMMUNICATIONS SERVICES--49.8%

                   222,500  AirTouch Communications, Inc.(1)            9,247,656

                    13,700  Aliant Communications, Inc.                   434,119

                    69,100  ALLTEL Corp.                                2,837,419

                   132,500  Ameritech Corp.                            10,666,250

                    93,600  AT&T Corp.                                  5,733,000

                    70,100  BCE, Inc.                                   2,335,206

                    94,000  Bell Atlantic Corp.                         8,554,000

                   213,500  BellSouth Corp.                            12,022,719

                    42,100  British Telecommunications plc
                                ADR                                     3,381,156

                    10,300  Cable & Wireless plc ADR                      280,031

                   131,200  Cincinnati Bell Inc.                        4,067,200

                    77,400  EXCEL Communications, Inc.(1)               1,122,300

                   208,900  GTE Corp.                                  10,915,025

                    43,500  Hong Kong Telecommunications
                                Ltd. ADR                                  897,188

                    71,800  MCI Communications Corp.                    3,076,181

                       800  Mobile Telecommunication
                                Technologies Corp.(1)                      17,700

                    93,100  SBC Communications Inc.                     6,819,575

                    41,300  Telecom Corporation of New
                                Zealand Ltd. ADR                        1,600,375

                   129,300  Telefonos de Mexico, S.A. CI L ADR          7,248,881

                    23,300  Transaction Network Services, Inc.(1)         396,100

                   158,100  U S WEST Communications Group               7,134,263

                   255,800  WorldCom, Inc.(1)                           7,745,944

                    10,200  Xpedite Systems, Inc.(1)                      309,825
                                                                 ---------------------

                                                                      106,842,113
                                                                 ---------------------

ENERGY (PRODUCTION & MARKETING)--0.7%

                    37,300  Enron Corp.                                 1,550,281

                    10,000  Kaneb Services, Inc.(1)                        51,875
                                                                 ---------------------

                                                                        1,602,156
                                                                 ---------------------


Shares                                                                   Value
------------------------------------------------------------------------------------

NATURAL GAS--10.4%

                    39,000  Columbia Gas System, Inc. (The)        $    3,063,937

                    19,100  Connecticut Energy Corp.                      575,388

                    43,100  CTG Resources, Inc.                         1,123,294

                     5,700  Consolidated Natural Gas Co.                  344,850

                    33,300  Eastern Enterprises                         1,498,500

                    41,300  Energen Corp.                               1,641,675

                    26,200  Equitable Resources Inc.                      926,825

                    30,100  Indiana Energy Inc.                           991,419

                    48,900  NICOR Inc.                                  2,062,969

                    54,800  NUI Corp.                                   1,572,075

                    13,900  National Fuel Gas Co.                         676,756

                    15,700  New Jersey Resources Corp.                    628,981

                    51,100  Pacific Enterprises                         1,922,638

                    63,900  People's Energy Corp.                       2,516,062

                     2,700  Piedmont Natural Gas Co., Inc.                 97,031

                    14,800  Southwestern Energy Co.                       190,550

                    20,000  TransCanada Pipelines Ltd.                    447,500

                    69,300  Washington Gas Light Co.                    2,143,969
                                                                 ---------------------

                                                                       22,424,419
                                                                 ---------------------

UTILITIES (ELECTRIC)--33.6%

                    52,000  Atlantic Energy, Inc.                       1,101,750

                   172,800  Baltimore Gas & Electric Co.                5,886,000

                    46,000  Black Hills Corp.                           1,621,500

                    27,100  Carolina Power & Light Co.                  1,150,056

                    55,400  Central & South West Corp.                  1,499,262

                    30,700  Central Hudson Gas & Electric
                                Corp.                                   1,346,962

                    47,100  Central Vermont Public Service
                                Corp.                                     718,275

                   190,600  Dominion Resources, Inc. (Va.)              8,112,412

                   141,300  El Paso Electric Co.(1)                     1,033,256

                    62,600  Empresa Nacional de Electricidad
                                S.A. (Chile) ADR                        1,107,238

                   171,000  Enova Corp.                                 4,627,687

                   159,700  Entergy Corp.                               4,781,019

                    58,800  FPL Group, Inc.                             3,480,225

                    37,900  GPU Inc.                                    1,596,538

See Notes to Financial Statements


8      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997


Shares                                                                   Value
------------------------------------------------------------------------------------

                    29,100  Kansas City Power & Light Co.         $       860,269

                    54,500  Korea Electric Power Corp. ADR                548,406

                    69,000  LG&E Energy Corp.                           1,707,750

                    30,500  MDU Resources Group, Inc.                     964,563

                    71,800  Minnesota Power & Light Co.                 3,127,787

                    19,000  New Century Energies, Inc.                    910,813

                   154,800  Niagara Mohawk Power Corp.(1)               1,625,400

                    26,000  NIPSCO Industries, Inc.                     1,285,375

                    15,900  Otter Tail Power Co.                          606,188

                    98,600  PP&L Resources, Inc.                        2,360,237

                    64,300  Public Service Co. of New Mexico            1,523,106

                    18,800  Public Service Enterprise Group Inc.          595,725

                   101,500  Rochester Gas & Electric Corp.              3,451,000

                   233,300  Southern Co.                                6,036,638

                    23,000  TECO Energy, Inc.                             646,875

                    35,700  Texas Utilities Co.                         1,483,781

                    60,600  UGI Corp.                                   1,776,338

                   119,400  Utilicorp United Inc.                       4,634,213
                                                                 ---------------------

                                                                       72,206,644
                                                                 ---------------------

UTILITIES (WATER)--0.1%

                     1,900  California Water Service Co.                  112,219
                                                                 ---------------------

TOTAL COMMON STOCKS--95.0%                                            204,043,538
                                                                 ---------------------
       (Cost $161,412,041)

SHORT-TERM CASH INVESTMENTS

       $1,300,000 par value FHLB Discount Notes,
              5.40%, 1/2/98(2)                                          1,300,000

       Repurchase Agreement, State Street Boston
              Corp., (U.S. Treasury obligations), in a joint
              trading account at 5.50%, dated 12/31/97,
              due 1/2/98 (Delivery value $9,402,872)                    9,400,000
                                                                 ---------------------

TOTAL SHORT-TERM
CASH INVESTMENTS--5.0%                                                 10,700,000
                                                                 ---------------------
   (Cost $10,699,805)

TOTAL INVESTMENT SECURITIES--100.0%                                  $214,743,538
                                                                 =====================
   (Cost $172,111,846)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1)  Non-income producing.

(2) The rates for U.S. Government Agency discount notes are the yield to maturity at purchase.

See Notes to Financial Statements


ANNUAL REPORT                               SCHEDULE OF INVESTMENTS       9


                      STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

ASSETS

Investment securities, at value (identified
  cost of $172,111,846) (Note 3) .........................        $  214,743,538

Cash .....................................................             1,471,744

Receivable for investments sold ..........................               630,390

Receivable for capital shares sold .......................             3,632,130

Dividend and interest receivable .........................               664,552
                                                                  --------------
                                                                     221,142,354
                                                                  --------------
LIABILITIES

Disbursements in excess of
  demand deposit cash ....................................               381,097

Payable for investments purchased ........................            10,009,329

Payable for capital shares redeemed ......................               662,186

Dividends payable ........................................                18,424

Accrued management fees (Note 2) .........................               107,807

Accrued expenses and other liabilities ...................                 1,791
                                                                  --------------
                                                                      11,180,634
                                                                  --------------
Net Assets ...............................................        $  209,961,720
                                                                  ==============
CAPITAL SHARES,
$10.00 PAR VALUE

Authorized
                                                                   2,000,000,000
                                                                  ==============
Outstanding ..............................................            14,746,680
                                                                  ==============
Net Asset Value Per Share ................................        $        14.24
                                                                  ==============
NET ASSETS CONSIST OF:

Capital (par value and paid in surplus) ..................           $164,273,04

Undistributed net investment income ......................               249,655

Accumulated undistributed net
realized
  gain from investment transactions ......................             2,807,296

Net unrealized appreciation
  on investments (Note 3) ................................            42,631,720
                                                                  --------------
                                                                  $  209,961,720
                                                                  ==============
See Notes to Financial Statements


10     STATEMENT OF ASSETS AND LIABILITIES     AMERICAN CENTURY INVESTMENTS


                            STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME

Income:

Dividends (net of foreign tax
  withheld of $73,522) ...................................  $  5,686,31

Interest .................................................     104,901
                                                           --------------
                                                              5,791,213
                                                           --------------

Expenses (Note 2):

Investment advisory fees .................................     631,134

Transfer agency fees .....................................     158,168

Administrative fees ......................................     70,612

Printing and postage .....................................     56,122

Registration and filing fees .............................     19,774

Custodian fees ...........................................     14,026

Directors' fees and expenses .............................     10,263

Auditing and legal fees ..................................      4,566

Telephone expenses .......................................      3,942

Organizational expense ...................................      3,898

Other operating expenses .................................      5,306
                                                           --------------
  Total expenses .........................................     977,811
                                                           --------------
Net investment income ....................................    4,813,402
                                                           --------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)

Net realized gain ........................................   14,150,655

Change in net unrealized appreciation ....................   25,220,795
                                                           --------------

Net realized and unrealized
gain on investments ......................................   39,371,450
                                                           --------------

Net Increase in Net Assets
Resulting from Operations ................................  $44,184,852
                                                           ==============
See Notes to Financial Statements


ANNUAL REPORT                               STATEMENT OF OPERATIONS       11


                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1997
AND DECEMBER 31, 1996

Increase (Decrease) in Net Assets                     1997              1996

OPERATIONS

Net investment income ......................    $   4,813,402     $   6,584,313

Net realized gain on
  investment transactions ..................       14,150,655        10,723,315

Change in net unrealized
  appreciation (depreciation)
  on investments ...........................       25,220,795       (12,484,403)
                                                -------------     -------------
Net increase in net assets
   resulting from operations ...............       44,184,852         4,823,225
                                                -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income .................       (4,602,845)       (6,770,031)

From net realized gains from
  investment transactions ..................      (10,451,945)             --
                                                -------------     -------------
Decrease in net assets
  from distributions .......................      (15,054,790)       (6,770,031)
                                                -------------     -------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ..................      108,091,075        89,292,404

Proceeds from reinvestment
  of distributions .........................       13,016,905         5,798,940

Payments for shares redeemed ...............      (85,409,985)     (166,805,336)
                                                -------------     -------------
Net increase (decrease) in net assets
  from capital share transactions ..........       35,697,995       (71,713,992)
                                                -------------     -------------
Net increase (decrease) in net assets ......       64,828,057       (73,660,798)

NET ASSETS

Beginning of year ..........................      145,133,663       218,794,461
                                                -------------     -------------
End of year ................................    $ 209,961,720     $ 145,133,663
                                                =============     =============

Undistributed net investment income ........    $     249,655     $      39,218
                                                =============     =============
TRANSACTIONS IN
SHARES OF THE FUND

Sold .......................................        8,043,039         7,945,349

Issued in reinvestment of distributions ....          973,561           521,583

Redeemed ...................................       (6,883,378)      (14,983,850)
                                                -------------     -------------
Net increase (decrease) ....................        2,133,222        (6,516,918)
                                                =============     =============
See Notes to Financial Statements


12      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Quantitative Equity Funds (the Corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century Utilities Fund (the Fund) is one of the five funds issued by the Corporation. The Fund is non-diversified under the 1940 Act. The Fund seeks current income and long-term growth of capital and income. The Fund invests primarily in equity securities of companies engaged in the utilities industry. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and Agency obligations.

    INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income for the Fund are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

    ORGANIZATION COSTS--Costs incurred by the Fund in connection with the organization, initial registration, and public offering of shares are being amortized on a straight-line basis over a five-year period ending February 1998.

    ADDITIONAL  INFORMATION--Effective January 15, 1998, Funds Distributor, Inc.
(FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       13


                         NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The shareholders of the Fund approved a new management agreement with ACIM on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Fund and Benham Management Corporation and American Century Services Corporation (ACSC) for advisory, administrative and transfer agency services. Under the agreement, ACIM will provide all services required by the Fund in exchange for one unified management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category, and the Equity Fund Category. The Fund is included in the Equity Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on its aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.


The annualized Investment Category Fee schedule for the Fund is as follows:

     0.5200% of the first $1 billion
     0.4600% of the next $5 billion
     0.4160% of the next $15 billion
     0.3690% of the next $25 billion
     0.3420% of the next $50 billion
     0.3390% of the next $150 billion
     0.3380% of the average daily net assets over $246 billion

The annualized Complex Fee schedule is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

    Management fees of $423,153 were incurred under the new management agreement and included in Investment Advisory Fees in the Statement of Operations. Total expenses and the annualized ratio of operating expenses to average net assets, under the previous agreement, for the seven months ended July 31, 1997 were $554,658 and 0.73%, respectively.

    Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, ACSC, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of securities, excluding short-term securities, aggregated $148,936,393 and $125,476,737, respectively. On December 31, 1997, accumulated net unrealized appreciation on investments was $42,020,906, based on the aggregate cost of investments for federal income tax purposes of $172,722,632, which consisted of unrealized appreciation of $42,236,301 and unrealized depreciation of $215,395.


14      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)

                                          1997            1996              1995             1994              1993(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period .............   $       11.51     $       11.44     $        8.79     $       10.24   $       10.00
                                    -------------     -------------     -------------     -------------   -------------
Income From Investment Operations

  Net Investment Income .........            0.43              0.45              0.42              0.44            0.36

  Net Realized and Unrealized
  Gain (Loss)
  on Investment Transactions ....            3.57              0.08              2.65             (1.45)           0.30
                                    -------------     -------------     -------------     -------------   -------------
  Total From
  Investment Operations .........            4.00              0.53              3.07             (1.01)           0.66
                                    -------------     -------------     -------------     -------------   -------------
Distributions

  From Net Investment Income ....           (0.42)            (0.46)            (0.42)            (0.44)          (0.36)

  From Net Realized Gains on
  Investment Transactions .......           (0.85)             --                --                --             (0.06)
                                    -------------     -------------     -------------     -------------   -------------
  Total Distributions ...........           (1.27)            (0.46)            (0.42)            (0.44)          (0.42)
                                    -------------     -------------     -------------     -------------   -------------
Net Asset Value, End of Period ..   $       14.24     $       11.51     $       11.44     $        8.79   $       10.24
                                    =============     =============     =============     =============   =============
  Total Return(2) ...............           35.82%             4.82%            35.70%           (10.03)%          6.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...........            0.72%             0.71%             0.75%             0.75%           0.50%(3)

Ratio of Net Investment Income
to Average Net Assets ...........            3.56%             3.88%             4.31%             4.67%           4.23%(3)

Portfolio Turnover Rate .........              92%               93%               68%               61%             39%

Average Commission Paid per
Share of Equity Security Traded .   $      0.0376     $      0.0380     $      0.0300             --(4)           --(4)

Net Assets, End
of Period (in thousands) ........   $     209,962     $     145,134     $     218,794     $     152,570   $     194,314

(1) March 1, 1993 (inception) through December 31, 1993.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

(4) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended December 31, 1995.

See Notes to Financial Statements


ANNUAL REPORT                                  FINANCIAL HIGHLIGHTS       15


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors of the American Century Quantitative Equity Funds and Shareholders of the American Century Utilities Fund:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century Utilities Fund (one of five funds comprising American Century Quantitative Equity Funds) as of December 31, 1997, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets as of December 31, 1996 and the financial highlights for the four years in the period ended December 31, 1996, were audited by other auditors, whose report, dated February 7, 1997, expressed an unqualified opinion on those statements.


  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Century Utilities Fund as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                                        Coopers & Lybrand L.L.P.

Kansas City, Missouri
February 10, 1998


16      REPORT OF INDEPENDENT ACCOUNTANTS      AMERICAN CENTURY INVESTMENTS


                        RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


ANNUAL REPORT                        RETIREMENT ACCOUNT INFORMATION       17


                                     NOTES


18      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                     NOTES


ANNUAL REPORT                                                 NOTES       19


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The American Century group offers eight equity funds, including three "specialty" equity funds* that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

    UTILITIES seeks current income and long-term growth of capital and income. The fund invests primarily in the stocks of companies engaged in the utilities industry, including electricity, natural gas, telecommunications services, cable television, water or sanitary services. To enhance fund income and increase diversification, the fund may invest up to 25% of its assets in fixed-income securities.

COMPARATIVE INDICES

    The indices listed below are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

    The NEW YORK STOCK EXCHANGE (NYSE) UTILITIES INDEX is composed of 269 utilities and related equipment stocks traded on the NYSE.

    The S&P ELECTRIC COMPANIES INDEX is composed of 26 electric power companies in the S&P 500.

    The S&P NATURAL GAS INDEX is composed of 11 natural gas distributors and pipe line companies in the S&P 500.

    The S&P TELEPHONE INDEX is composed of eight telephone companies in the S&P 500.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper category for Utilities is:

    UTILITY FUNDS--funds that invest at least 65% of their portfolios in utility stocks.

INVESTMENT TEAM LEADERS

    Portfolio Managers                  John Schniedwind
                                        Kurt Borgwardt
                                        Joe Sterling

* Investing  in  these  funds  involves   special  risks  resulting  from  their
  concentrated investment objectives. An investment in any one of these funds does not constitute a balanced investment plan.


20      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES--the number of different companies held by the fund on a given date.

* 30-DAY SEC YIELD--net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's dividend income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER--the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

* LARGE-CAPITALIZATION (LARGE-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION (MID-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION (SMALL-CAP) STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.


ANNUAL REPORT                                              GLOSSARY       21


[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


(c) 1998 AMERICAN CENTURY SERVICES CORPORATION  FUNDS DISTRIBUTOR, INC.


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